                                                                    Exhibit 10.6

------------------------------------------------------------------------------------------------------------------------------------
      AWARD/CONTRACT         1. THIS CONTRACT IS A RATED ORDER        [ILLEGIBLE]                        PAGE OF PAGES
                                UNDER DPAS (15 CFR 350)                                                    1       108
------------------------------------------------------------------------------------------------------------------------------------
2. ISSUED BY                 3. EFFECTIVE DATE             4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

USCA-95-C-004                      JUN 12 1995
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                  CODE                       6. ADMINISTERED BY: (if other than item 5)      CODE
                                  --------------------                                                       -----------------------

Admin. Office of the U.S. Courts
OAT/IRMSD/ASB, Suite 3-100
1 Columbus Circle, N.E.
Washington, DC  20544

------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No., street, city                               8. DELIVERY
                                country, State and ZIP Code)
                                                                                [ ]FOB ORIGIN         [X]OTHER (See below)
     Dunn Computer Corporation                                                  ----------------------------------------------------
     1306 Squire Court                                                          9. DISCOUNT FOR PROMPT PAYMENT
     Sterling, VA  20166

                                                                                ----------------------------------------------------
                                                                                10. SUBMIT INVOICES                 ITEM
                                                                                (4 copies unless otherwise
--------------------------------------------------------------------------------specified TO THE
CODE                               FACILITY CODE                                ADDRESS SHOWN IN:                   Sect. G
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR          CODE                          12. PAYMENT WILL BE MADE BY                  CODE
                                  --------------------                                                       -----------------------
     As specified in individual delivery                         As specified in delivery orders
     orders.

------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND                  14. ACCOUNTING AND APPROPRIATION DATA
OPEN COMPETITION:

[ ]10 USC 2304(c)(       )     [ ]41 USC 253(c)(       )
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.       15B. SUPPLIES/SERVICES        15C. QUANTITY       15D. UNIT          15E. UNIT PRICE          15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

     Purchase of microprocessor based microcomputer systems and components, operating system software, a word processing application package, peripheral devices, and interfaces, as specified in Section B of the Contract.
     Dunn Computer Corporation's initial proposal dated October 29, 1994, as amended, and Best & Final Offer dated
     April 11, 1995, are incorporated by reference and made a part of the contract.

                                                                                                                           ESTIMATED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     15G. TOTAL AMOUNT OF CONTRACT    $15,160,010.28
------------------------------------------------------------------------------------------------------------------------------------
                                                        16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X)  SEC.           DESCRIPTION         PAGE(S)        (X)  SEC.      DESCRIPTION                   PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
          PART I - THE SCHEDULE                                  PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
X     A   SOLICITATION/CONTRACT FORM      1             X    I   CONTRACT CLAUSES                     9
------------------------------------------------------------------------------------------------------------------------------------
X     B   SUPPLIES OR SERVICES AND
          PRICES/COSTS                    38                     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
X     C   DESCRIPTION/SPECS./WORK                       X    J   LIST OF ATTACHMENTS                 20
          STATEMENT                       9
------------------------------------------------------------------------------------------------------------------------------------
X     D   PACKAGING AND MARKING           2                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
X     E   INSPECTION AND ACCEPTANCE       7                  K   REPRESENTATIONS, CERTIFICATIONS AND
-------------------------------------------------------          OTHER STATEMENTS OF OFFERORS
X     F   DELIVERIES OR PERFORMANCE       6
------------------------------------------------------------------------------------------------------------------------------------
X     G   CONTRACT ADMINISTRATION DATA    8                  L   INSTR., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
X     H   SPECIAL CONTRACT REQUIREMENTS   9                  M   EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17.  [X] CONTRACTORS NEGOTIATED AGREEMENT              18.  [ ] AWARD (Contractor is not required to sign
     (Contractor is required to sign this                   this document.) Your offer on Solicitation
     document and return 3 copies to issuing                Number __________________, including the
     office.) Contractor agrees to furnish                  additions or changes made by you which
     and deliver all items or perform all the               additions or changes are set forth in full above,
     services set forth or otherwise                        is hereby accepted as to the items listed above
     identified above and on any continuation               and on any continuation sheets. This award
     sheets for the consideration stated herein.            consummates the contract which consists of the
     The rights and obligations of the parties              following documents: (a) the Government's
     to this contract shall be subject to and               solicitation and your offer, and (b) this
     governed by the following documents:                   award/contract. No further contractual
     (a) this award/contract, (b) the solicitation,         document is necessary.
     if any, and (c) such provisions, representations,
     certifications, and specifications, as are
     attached or incorporated by reference
     herein. (Attachments are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)          20A. NAME OF CONTRACTING OFFICER

       Claudia N. Dunn, Vice President                 L. Henry Weeks
                                                       Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR       19C. DATE SIGNED         20B. UNITED STATES OF AMERICA      20C. DATE SIGNED

     /s/ Claudia N. Dunn            6/12/95            BY   /s/ L. Henry Weeks                  6/12/95
     -----------------------------                          -----------------------------
     (Signature of person                                   (Signature of
     authorized to sign)                                    Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

STANDARD FORM 26 (REV. 4-85)     Prescribed by GSA        FAR (48 CFR) 53.214(a)

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT               1. CONTRACT ID CODE                     PAGE OF PAGES
                                                                                                           1       2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.           3. EFFECTIVE DATE        4. REQUISITION/                    5. PROJECT NO. (if applicable)
                                                                    PURCHASE REQ. NO.

     Modification 1                          10/12/95

------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                  CODE                               7. ADMINISTERED BY: (If other than item 6)    CODE
                                  --------------------                                                             -----------------

     Admin. Office of the U.S. Courts
     OAT/IRMSD/ASB, Suite 3-100
     1 Columbus Circle, N.E.
     Washington, DC  20544
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code     [X]  9A. AMENDMENT OF SOLICITATION NO.
                                                                                ----
                                                                                     -----------------------------------------------
     Dunn Computer Corporation                                                  [ ]  9B. DATED (SEE ITEM 11)
     1306 Squire Court
     Sterling, VA  20166                                                        ----------------------------------------------------
                                                                                [X]  10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                     USCA-95-C-004
                                                                                     -----------------------------------------------
                                                                                     10B. DATED (SEE ITEM [ILLEGIBLE])
--------------------------------------------------------------------------------
CODE                               FACILITY CODE                                     06/12/95
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The Hour and date specified for receipt of
     Offers          [ ] is extended,         [ ] is not extended.

     Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
     HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------

     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
     B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
     D.   OTHER (Specify type of modification and authority)

[X]       H 3 Engineering Changes
------------------------------------------------------------------------------------------------------------------------------------

E.   IMPORTANT: Contractor [ ] is not,        [X] is required to sign this document and return 3 copies to the issuing office.

------------------------------------------------------------------------------------------------------------------------------------
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation contract [ILLEGIBLE].)

     Contract USCA-95-C-004 is modified in accordance with the attached pages.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remaining unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                    16A.   NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     John D. Vazzana     /s/John D. Vazzana                      L. Henry Weeks
                                                                 Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR            15C. DATE SIGNED              16B. UNITED STATES OF AMERICA            16C. DATE SIGNED

     Exec. V.P.                         10/12/95                 BY /s/ [ILLEGIBLE]                          10/13/95
     ------------------------------                              -------------------------------
     (Signature of person                                        (Signature of
     authorized to sign)                                         Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                            [ILLEGIBLE]

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                           SLIMLINE SYSTEM (CLIN 0100)

 CLIN          MODEL NO.                              DESCRIPTION                         QUANTITY   PRICE        TOTAL
0100           DUNN 486DX2/66                Slimline system                                 740     1,153       853,220
0101                                         Slimline system custom assembly charge          250       130        32,500

USER INSTALLABLE COMPONENTS FOR CLIN 0100
0101CA        IBM-chassis                    Slimline system chassis                         275        21         5,775
0101CB        DX2 66                         Motherboard (w/integrated local bus IDE)        275        70        19,250
0101CC        8 MB RAM                       System RAM upgrade (8 MB)                       275       245        67,375
0101CD        DX 3/100                       CPU (type/speed) upgrade TO 100MHZ              275       170        46,750
0101CE        Boca A/T 10                    Serial/Parallel I/O card                        275         1           275
0101CF        IBM  ALG2228                   Video card                                      275        42        11,550
0101CG        N/A                            Power supply                                    275        15         4,125
0101CH        CM-2015                        Monitor with cable(s)                           275       225        61,875
0101CI        IBM 101                        Keyboard with cable(s)                          275        12         3,300
0101CJ        cable 6 ft.                    Keyboard extension cable(s)                     275         4         1,100
0101CK        Microsoft serial 2.0a          Pointing device                                 275         9         2,475
0101CL        IBM 3.5                        Floppy diskette drive (3.5") w/cable(s)         275        32         8,800
0101CM        IBM 5.25                       Floppy diskette drive (5.25") w/cable(s)        275        32         8,800
0101CN        IBM                            Floppy drive controller                         275         2           550
0101CO        IBM 420                        IDE 420 MB hard disk drive w/ cable             110       110        12,100
0101CP        IBM 540S                       SCS12 530 MB hard drive w/ cables               165       221        36,465
0101CQ        IBM                            hard drive controller - IDE                      55         6           330
0101CR        TMC-1660                       hard drive controller - ISA SCS12               165        49         8,085
0101CS        IBM                            hard drive controller - local bus IDE            55         6           330

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                           DESKTOP SYSTEM (CLIN 0200)

 CLIN          MODEL NO.                                  DESCRIPTION                     QUANTITY   PRICE        TOTAL
0200          DUNN 486DX3/100                Desktop system - standard                       740     1,333       986,420
0201                                         Desktop System custom assembly charge           250       150        37,500

USER INSTALLABLE COMPONENTS FOR CLIN 0100
0201CA        IBM-chassis                    Desktop system chassis                          275        21         5,775
0201CBA       DX3/100                        Motherboard (w/integrated local bus IDE)        220        70        15,400
0201CBB       IBM                            Motherboard - EISA                               55       193        10,615
0201CC        8 MB RAM                       System RAM upgrade (8MB)                        275       245        67,375
0201CD        Pentium P60                    CPU (type/speed) upgrade Pentium p60            275       360        99,000
0201CE        Boca AT/10                     Serial/Parallel I/O card (integrated on ved     275        36         9,900
0201CF        IBM ALG2228                    Video card                                      275        42        11,550
0201CG        N/A                            Power supply                                    275        15         4,125
0201CH        CM-2015                        Monitor with cable(s)                           275       225        61,875
0201CI        IBM 101                        Keyboard cable(s)                               275        12         3,300
0201CJ        cable 6 ft.                    Keyboard extension cable(s)                     275         4         1,100
0201CK        Microsoft serial 2.0a          Pointing device                                 275         9         2,475
0201CL        IBM 3.5                        Floppy diskette drive (3.5") w/cable(s)         275        32         8,800
0201CM        IBM 5.25                       Floppy diskette drive (5.25") w/cable(s)        275        32         8,800
0201CN        IBM                            Floppy drive controller                         275         2           550
0201CO        IBM 540                        IDE 540 MB hard disk drive w/ cable             110       136        14,960
0201CP        IBM 728                        IDE 728 MB hard drive w/cable(s)                 59       280        16,520
0201CQ        IBM 530S                       SCS12 530 MB hard drive w/cables                 82       221        18,122
0201CR        IBM 1GBS                       SCS12 1GB hard disk drive w/cable(s)             24       662        15,888
0201CS        IBM                            hard drive controller - IDE                      55         6           330
0201CT        TMC-1660                       hard drive controller - ISA SCS12               110        49         5,390
0201CU        EISAPPORT                      Hard drive controller - EISA SCS12               55        55         3,025
0201CV        IBM                            hard drive controller - local bus IDE            55         6           330

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                            TOWER SYSTEM (CLIN 0300)

 CLIN          MODEL NO.                              DESCRIPTION                         QUANTITY   PRICE        TOTAL
0300          DUNN 486DX100                  Tower system                                   165      1,560       257,400
0301                                         Tower system custom assembly charge             55        100         5,500

USER INSTALLABLE COMPONENTS FOR CLIN 0100
0301CA        IBM-Tower chassis              Tower system chassis                            60         45         2,700
0301CBA       DX3/100                        Motherboard (w/integrated local bus IDE)        48         90         4,320
0301CBB       IBM                            Motherboard - EISA                              12        234         2,808
0301CC        16 MB RAM                      System RAM upgrade (16MB)                       60        490        29,400
0301CD        Pentium P90                    CPU (type/speed) upgrade (Pentium p90)          60        770        46,200
0301CE        Boca AT/10                     Serial/Parallel I/O card (integrated on ved     60          1            60
0301CF        IBM ALG2228                    Video card                                      60         60         3,600
0301CG        N/A                            Power supply                                    60         43         2,580
0301CH        CM-2017                        17" Monitor with cable(s) upgrade               60        420        25,200
0301CI        IBM 101                        Keyboard cable(s)                               60         12           720
0301CJ        cable 6 ft.                    Keyboard extension cable(s)                     60          4           240
0301CK        Microsoft serial 2.0a          Pointing device                                 60          9           540
0301CL        IBM 3.5                        Floppy diskette drive (3.5") w/cable(s)         60         32         1,920
0301CM        IBM 5.25                       Floppy diskette drive (5.25") w/cable(s)        60         32         1,920
0301CN        N/A                            Floppy drive controller                         60          2           120
0301CO        IBM 728                        IDE 728 MB hard disk drive w/ cable             22        266         5,852
0301CP        IBM 1GB                        IDE 1GB hard drive w/cable(s)                    6        560         3,360
0301CQ        IBM 530S                       SCS12 530 MB hard drive w/cables                17        265         4,505
0301CR        IBM 1 GBS                      SCS12 1GB hard disk drive w/cable(s)            10        662         6,620
0301CS        IBM                            hard drive controller - IDE                     11          8            88
0301CT        TMC-1660                       hard drive controller - ISA SCS12               22         55         1,210
0301CU        EISAPPORT                      Hard drive controller - EISA SCS12              11         55           605
0301CV        IBM                            hard drive controller - local bus IDE           11          7            77

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                          NOTEBOOK SYSTEM ( CLIN 0400)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE        TOTAL
0400           Dunn 486V+66                   Notebook system                               386     2,640     1,019,040

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                              PRINTERS (CLIN 0500)

 CLIN          MODEL NO.                         DESCRIPTION                               QUANTITY     PRICE       TOTAL
0500                                         PRINTERS
0501          4037-5E                        Slow speed printers                              84          686       57,624
0501C                                        User installable components for CLIN 0501
0501CA        1364481                        Paper tray - standard                             8           58          464
0501CB        1364482                        Paper tray - legal                                8           70          560
0501CC        1364483                        250 sheets second drawer                          8          226        1,808
0501CD        1183333                        RAM upgrade                                       8          136        1,088
0501CE        1382760                        Toner cartridge(s)                                8           89          712

0502          4039-10R                       Medium speed printer                            526        1,179      620,154
0502C                                        User installable components for CLIN 0502
0502CA        1183260                        Paper tray - standard                            33           52        1,716
0502CB        1183276                        Paper tray - legal                               33           98        3,234
0502CC        1195836                        500 sheet second drawer                          33          271        8,943
0502CD        1328589                        RAM upgrade                                      33          288        9,504
0502CE        1380850                        Toner cartridge(s)                               33          155        5,155

0503          4039-16L                       Fast speed printer                              250        2,359      589,750
0503C                                        User installable components for CLIN 0503
0503CA        1195836                        Paper tray - standard                            25          438       10,950
0503CB        1195830                        Paper tray - legal                               25          452       11,300
0503CC        1326070                        300 sheet duplex option                          25          499       12,475
0503CD        1328363                        RAM upgrade                                      25          218        5,450
0503CE        1380950                        Toner cartridge(s)                               25          187        4,675

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                       BACK-UP STORAGE DEVICES (CLIN 0600)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE          TOTAL
0601           TD 420                        Back-up device                                120       157           18,840
0601A          DC2250                        Back-up media                                 250        18            4,500

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                       NETWORK INTERFACE CARD (CLIN 0700)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE          TOTAL
0701                                        Network interface card (DCN)
0701CA        Boca Ben/300                  NIC Card: 10BASET - AUI                        800      119           95,200
0701CB        Boca Ben/300                  NIC Card: THINNET - AUI                         75      109            8,175

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                    UNINTERRUPTIBLE POWER SUPPLY (CLIN 0800)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE          TOTAL
0801          BK-UPS 450                     UPS - System 1 (300-600 VA)                   333       195            64,935
0802          BK-UPS 900                     UPS - System 2 (600-900 VA)                   333       243            80,919

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                           CD-ROM DEVICES (CLIN 0900)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE          TOTAL
0901           IBMCD-1                        CD-ROM (internal)                            333       174          57,942
0902           IBMCD-1E                       CD-ROM (external)                            333       185          61,605
0903           IBM                            CD-ROM controller                            667        29          19,343

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 1

                                 COMMUNICATIONS MODEMS (CLIN 1000)

 CLIN          MODEL NO.                        DESCRIPTION                              QUANTITY   PRICE          TOTAL
1001          Boca M14401                    Modem (internal)                              1,166      70           81,620
1002          Boca M1440E                    Modem (external)                                166      76           12,616

                                                                                                                5,871,957

                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-2 - HARDWARE WARRANTY/MAINTENANCE PRICE SCHEDULE YEAR 1


                                                                                MONTHLY
MODEL NO.                DESCRIPTION                                  QUANTITY  WARRANTY   TOTAL
DUNN 486 DX2/66          Slimline system extended warranty                   0
                         (CLIN 0100)
DUNN 486 DX3/1O0         Desktop system extended warranty                    0
                         (CLIN 0200)
DUNN 486 DX3/100         Tower system extended warranty                      0
                         (CLIN 0300)
DUNN DX66/340            Notebook system extended warranty                   0
                         (CLIN 0400)
4037-5E                  Slow speed printer extended warranty                0
                         (CLIN 0501)
4039-10R                 Medium speed printer extended warranty              0
                         (CLIN 0502)
4039-16L                 Fast speed printer extended warranty                0
                         (CLIN 0503)
SE250                    Back-up device extended warranty                    0
                         (CLIN 0601)
Boca Ben/300             Network interface card extended warranty            0
                         (CLIN 0701)
BK-UPS 450               UPS - system 1 extended warranty                    0
                         (CLIN 0801)
BK-UPS 900               UPS - system 2 extended warranty                    0
                         (CLIN 0802)
CDU-33A                  CD-ROM device (internal) extended warranty          0
                         (CLIN 0901)
CDU-33A(E)               CD-ROM device (external) extended warranty          0
                         (CLIN 0902)
Boca M14401              Modem (internal) extended warranty                  0
                         (CLIN 1001)
Boca N1440E              Modem (external) extended warranty
                         (CLIN 1002)

                         TOTAL TABLE B-2 YEAR 1                                              0


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-3 SOFTWARE UNIT PRICE SCHEDULE (CLIN 2000)                    YEAR 1

                                                                           PURCHASE   TOTAL
CLIN      MODEL NO.                  DESCRIPTION                  QUANTITY   PRICE      COST
2000                SOFTWARE
2001N               Microsoft DOS (MS-DOS), right to copy           2,500        30    75,000
                    (no software diskette, no documentation)
2001S               Microsoft DOS (MS-DOS)                          2,500         3     7,500
                    (Software diskette only)
2001D               Microsoft DOS (MS-DOS)                             78        10       780
                    (Documentation only)
2002N               Microsoft Windows, right to copy                2,500        30    75,000
                    (no software diskette, no documentation)
2002S               Microsoft Windows                               2,500         3     7,500
                    (Software diskette only)
2002D               Microsoft Windows                                  78         7       546
                    (Documentation only)
2003N               Wordperfect for DOS, right to copy              2,500        30    75,000
                    (no software diskette, no documentation)
2003S               Wordperfect for DOS                             2,500         3     7,500
                    (Software diskette only)
2003D               Wordperfect for DOS                                84        30     2,520
                    (Documentation only)
2004N               Wordperfect for Windows, right to copy          2,500        55   137,500
                    (no software diskette, no documentation)
2004S               Wordperfect for Windows                         2,500         3     7,500
                    (Software diskette only)
2004D               Wordperfect for Windows                            84        30     2,520
                    (Documentation only)
TABLE B-3 TOTAL                                                                       398,866


                                                                        04/14/95

Modification 1
                                                          Contract USCA-95-C-004
                                                                     Page 2 of 2


A. The following CLINs for Microsoft Windows Software is hereby added to the contract.

     1.   CLIN 2005N: Windows Enterprise Software Maintenance Agreement

          CLIN 2005N is being added for Contract Years 1 & 2 only pursuant to the terms of the Enterprise Maintenance Agreement. The unit price for Years 1 & 2 is $31.00.

     2.   CLIN 2005SD: Windows 95 Media, 3.5" Diskette
                       (Software Diskette only)

          The unit price for CLIN 2005SD is $31.00 for Years 1, 2, and 3.

     3.   CLIN 2005SC: Microsoft Windows 95, CD-ROM
                       (Software CD-ROM only)

          The unit price for CLIN 2005SC is $18.00 for Years 1, 2, and 3.

     4.   CLIN 2005D: Microsoft Windows, documentation
                      (Documentation only)

          The unit price for CLIN 2005D is $29.00 for Years 1, 2, and 3.

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                           SLIMLINE SYSTEM (CLIN 0100)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0100      DUNN 486DX2/66           Slimline system                                   740       677   500,980
0101                               Slimline system custom assembly charge            250        75    18,750

USER INSTALLABLE COMPONENTS FOR CLIN 0100

0101CA    IBM-chassis              Slimline system chassis                           275        18     4,950
0101CB    DX2 66                   Motherboard (w/integrated local bus IDE)          275        60    16,500
0101CC    8 MB RAM                 System RAM upgrade (8 MB)                         275       204    56,100
0101CD    DX 3/100                 CPU (type/speed) upgrade TO 100MHZ                275       130    35,750
0101CE    Boca A/T 10              Serial/parallel I/O card                          275         1       275
0101CF    IBM ALG2228              Video card                                        275        31     8,525
0101CG    N/A                      Power supply                                      275        11     3,025
0101CH    CM-2015                  Monitor with cable(s)                             275       200    55,000
0101CI    IBM 101                  Keyboard with cable(s)                            275        12     3,300
0101CJ    cable 6 ft.              Keyboard extension cable(s)                       275         4     1,100
0101CK    Microsoft serial 2.0a    Pointing device                                   275         9     2,475
0101CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)           275        24     6,600
0101CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)          275        24     6,600
0101CN    IBM                      Floppy drive controller                           275         1       275
0101CO    IBM 420                  IDE 420 MB hard disk drive w/cable                110        82     9,020
0101CP    IBM 540S                 SCSI2 530 MB hard drive w/cables                  165       165    27,225
0101CQ    IBM                      hard drive controller - IDE                        55         4       220
0101CR    TMC-1660                 hard drive controller - ISA SCSI2                 165        55     9,075
0101CS    IBM                      hard drive controller - local bus IDE              55         5       275


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                           DESKTOP SYSTEM (CLIN 0200)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0200      DUNN 486 DX3/100         Desktop system - standard                         740       925   684,500
0201                               Desktop system custom assembly charge             250        80    20,000

USER INSTALLABLE COMPONENTS FOR CLIN 0100

0201CA    IBM-chassis              Desktop system chassis                            275        18     4,950
0201CBA   DX3/100                  Motherboard (w/integrated local bus IDE)          220        60    13,200
0201CBB   IBM                      Motherboard - EISA                                 55       165     9,075
0201CC    8 MB RAM                 System RAM upgrade (8MB)                          275       204    56,100
0201CD    Pentium P60              CPU (type/Speed) upgrade Pentium p60              275       300    82,500
0201CE    Boca AT/10               Serial/Parallel I/O card (integrated on ved       275        27     7,425
0201CF    IBM ALG2228              Video card                                        275        31     8,525
0201CG    N/A                      Power supply                                      275        11     3,025
0201CH    CM-2015                  Monitor with cable(s)                             275       200    55,000
0201CI    IBM 101                  Keyboard with cable(s)                            275        12     3,300
0201CJ    cable 6 ft.              Keyboard extension cable(s)                       275         4     1,100
0201CK    Microsoft serial 2.0a    Pointing device                                   275         9     2,475
0201CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)           275        24     6,600
0201CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)          275        24     6,600
0201CN    IBM                      Floppy drive controller                           275         1       275
0201CO    IBM 540                  IDE 540 MB hard disk drive w/cable                110       101    11,110
0201CP    IBM 728                  IDE 728 MB hard drive w/cable(s)                   59       209    12,331
0201CQ    IBM 530S                 SCSI2 530 MB hard drive w/cables                   82       165    13,530
0201CR    IBM 1GBS                 SCSI2 1GB hard disk drive w/cable(s)               24       494    11,856
0201CS    IBM                      hard drive controller - IDE                        55         4       220
0201CT    TMC-1660                 hard drive controller - ISA SCSI2                 110        36     3,960
0201CU    EISAPPORT                Hard drive controller - EISA SCSI2                 55        41     2,255
0201CV    IBM                      hard drive controller - local bus IDE              55         5       275


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                            TOWER SYSTEM (CLIN 0300)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0300      Dunn 486DX100            Tower system                                      165     1,078   177,870
0301                               Tower system custom assembly charge                55        50     2,750

USER INSTALLABLE COMPONENTS FOR CLIN 0100

0301CA    IBM-Tower chasis         Tower system chassis                               60        34     2,040
0301CBA   DX3/100                  Motherboard (w/integrated local bus IDE)           48        67     3,216
0301CBB   IBM                      Motherboard- EISA                                  12       174     2,088
0301CC    16MB RAM                 System RAM upgrade (16MB)                          60       408    24,480
0301CD    Pentium P90              CPU (type/speed) upgrade( Pentium p90)             60       660    39,600
0301CE    Boca AT/10               Serial/Parallel I/O card (integrated on ved        60         1        60
0301CF    IBM ALG2228              Video card                                         60        44     2,640
0301CG    N/A                      Power supply                                       60        32     1,920
0301CH    CM-2017                  17" Monitor with cable(s) upgrade                  60       350    21,000
0301CI    IBM 101                  Keyboard with cable(s)                             60        12       720
0301CJ    cable 6 ft.              Keyboard extension cable(s)                        60         4       240
0301CK    Microsoft serial 2.0a    Pointing device                                    60         9       540
0301CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)            60        24     1,440
0301CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)           60        24     1,440
0301CN    N/A                      Floppy drive controller                            60         1        60
0301CO    IBM 728                  IDE 728 MB hard disk drive w/cable                 22       198     4,356
0301CP    IBM 1GB                  IDE 1 GB hard drive w/cable(s)                      6       385     2,310
0301CQ    IBM 530S                 SCSI2 530 MB hard drive w/cables                   17       197     3,349
0301CR    IBM 1GBS                 SCSI2 1GB hard disk drive w/cable(s)               10       493     4,930
0301CS    IBM                      hard drive controller - IDE                        11         6        66
0301CT    TMC-1660                 hard drive controller - ISA SCSI2                  22        41       902
0301CU    EISAPPORT                Hard drive controller - EISA SCSI2                 11        41       451
0301CV    IBM                      hard drive controller - local bus IDE              11         5        55


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                           NOTEBOOK SYSTEM (CLIN 0400)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0400      Dunn 486V+66             Notebook system                                   386     2,040   787,440


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                              PRINTERS (CLIN 0500)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0500                               PRINTERS
0501      4037-SE                  Slow speed printers                                84       562    47,208
0501C                              User installable components for CLIN 0501
0501CA    1364481                  Paper tray - standard                               8        58       464
0501CB    1364482                                                                      8        70       560
0501CC    1364483                                                                      8       226     1,808
0501CD    1183333                                                                      8       136     1,088
0501CE    1382760                                                                      8        89       712
0502      4039-1OR                                                                   526     1,011   531,786
0502C                              User installable components for CLIN 0502
0502CA    1183260                  Paper tray - standard                              33        52     1,716
0502CB    1183276                  Paper tray - legal                                 33        98     3,234
0502CC    1195836                  500 sheet second drawer                            33       226     7,458
0502CD    1328589                  RAM upgrade                                        33       288     9,504
0502CE    1380850                  Toner cartridge(s)                                 33       129     4,257
0503      4039-16L                 Fast speed printer                                250     2,022   505,500
0503C                              User installable con
0503CA    1195836                  Paper tray - standard                              25       438    10,950
0503CB    1195830                  Paper tray - legal                                 25       452    11,300
0503CC    1326070                  300 sheet duplex                                   25       499    12,475
0503CD    1328363                  RAM upgrade                                        25       218     5,450
0503CE    1380950                  Toner cartridge(s)                                 25       187     4,675


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                       BACK-UP STORAGE DEVICES (CLIN 0600)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0601      TD 420                   Back-up device                                    120       129    15,480
0601A     DC2250                   Back-up media                                     250        18     4,500


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                       NETWORK INTERFACE CARD (CLIN 0700)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0701                               Network interface card (DCN)
0701CA    Boca Ben/300             NIC Card: 10BASET - AUI                           800        99    79,200
O701CB    Boca Ben/300             NIC Card:                                          75        99     7,425


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                    UNINTERRUPTIBLE POWER SUPPLY ( CLIN 0800)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0801      BK-UPS 450               UPS - System 1 (300-600 VA)                       333       192    63,936
0802      BK-UPS 900               UPS - System 2 (600-900 VA)                       333       240    79,920


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                           CD-ROM DEVICES (CLIN 0900)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE     TOTAL
0901      IBMCD-1                  CD-ROM (internal)                                 333        93    30,969
0902      IBMCD-1E                 CD-ROM (external)                                 333       138    45,954
0903      IBM                      CD-ROM controller                                 667        21    14,007


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 2

                        COMMUNICATIONS MODEMS (CLIN 1000)

                                                                                          PURCHASE    TOTAL
CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      COST
1001      Boca M14401              Modem (internal)                                1,166        64     74,624
1002      Boca M1440E              Modem (external)                                  166        68     11,288

                                                                                                    4,459,618


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-2 HARDWARE WARRANTY/MAINTENANCE PRICE YEAR 2

                                                                                          MONTHLY
                                                                                          WARRANTY    TOTAL
CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      COST
0101W     DUNN 466 DX2/6                                                              99      2.17    214.83
                                   (CLIN 0100)
0201W     DUNN 466 DX3/1           Desktop system extended warranty                   99      2.25    222.75
                                   (CLIN 0200)
0301W     DUNN 486 DX3/1           Tower system extended warranty                     22      2.50     55.00
                                   (CLIN 0300)
0401W     DUNN DX66/340            Notebook system extended warranty                  39      2.50     97.50
                                   CLIN 0400)
0501W     4037-5E                  Slow speed printer extended warranty                8      6.42     51.36
                                   (CLIN 0501)
0502W     4039-10R                 Medium speed printer extended warranty             53      4.75    251.75
                                   (CLIN 0502)
0503W     4039-16L                 Fast speed printer extended warranty               25      6.75    168.75
                                   (CLIN 0503)
0601W     SE250                    Back-up device extended warranty                   12      2.00     24.00
                                   (CLIN 0601)
0701W     Boca Ben/300             Network interface card extended warranty           87      0.50     43.50
                                   (CLIN 0701)
0801W     BK-UPS 450               UPS - system 1 extended warranty                   33      0.42     13.86
                                   (CLIN 0801)
  02W     BK-UPS 900               UPS - system 2 extended warranty                   33      0.42     13.86
                                   (CLIN 0802)
0901W     CDU-33A                  CD-ROM device (internal) extended warranty         33      1.25     41.25
                                   (CLIN 0901)
0902W     CDU-33A(E)               CD-ROM device (external) extended warranty         33      1.67     55.11
                                   (CLIN 0902)
1001W     Boca Ml4401              Modem (internal) extended warranty                117      0.17     19.89
                                   (CLIN 1001)
1002W     Boca N1440E              Modem (external) extended warranty                 17      0.17      2.89
                                   (CLIN 1002)                                                       -------
TOTAL TABLE B -2                                                                                     1276.30


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-3 SOFTWARE UNIT PRICE SCHEDULE (CLIN 2000)     YEAR 2

                                                                                          PURCHASE    TOTAL
CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      COST
2000                               SOFTWARE
2001N                              Microsoft DOS (MS-DOS), right to copy           2,500        15     37,500
                                   (no software diskette, no documentation)
2001S                              Microsoft DOS (MS-DOS)                          2,500         3      7,500
                                   (Software diskette only)
2001D                              Microsoft DOS (MS-DOS)                             78        10        780
                                   (Documentation only)
2002N                              Microsoft Windows, right to copy                2,500        15     37,500
                                   (no software diskette, no documentation)
2002S                              Microsoft Windows                               2,500         3      7,500
                                   (Software diskette only)
2002D                              Microsoft Windows                                  78         7        546
                                   (Documentation only)
2003N                              Wordperfect for DOS, right to copy              2,500        25     62,500
                                   (no software diskette, no documentation)
2003S                              Wordperfect for DOS                             2,500         3      7,500
                                   (Software diskette only)
2003D                              Wordperfect for DOS                                84        30      2,520
                                   (Documentation only)
2004N                              Wordperfect for Windows, right to copy          2,500        45    112,500
                                   (no software diskette, no documentation)
2004S                              Wordperfect for Windows                         2,500         3      7,500
                                   (Software diskette only)
2004D                              Wordperfect for Windows                            84        30      2,520
                                   (Documentation only)
TABLE B-3 TOTAL                                                                                       286,366


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                           SLIMLINE SYSTEM (CLIN 0100)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      TOTAL
0100      DUNN 486DX2/66           Slimline system                                   740       571   422,540
0101                               Slimline system custom assembly charge            250        30     7,500

USER IN
0101CA    IBM-chassis              Slimline system chassis                           275        18     4,950
0101CB    DX2 66                   Motherboard (w/integrated local bus IDE)          275        50    13,750
0101CC    8 MB RAM                 System RAM upgrade (8 MB)                         275       204    56,100
0101CD    DX 3/100                 CPU (type/speed) upgrade TO 100MHZ                275       120    33,000
0101CE    Boca A/T 10              Serial/parallel I/O card                          275         1       275
0101CF    IBM ALG2228              Video card                                        275        23     6,325
0101CG    N/A                      Power supply                                      275         8     2,200
0101CH    CM-2015                  Monitor with cable(s)                             275       200    55,000
0101CI    IBM 101                  Keyboard with cable(s)                            275        12     3,300
0101CJ    cable 6 ft.              Keyboard extension cable(s)                       275         4     1,100
0101CK    Microsoft serial 2.0a    Pointing device                                   275         9     2,475
0101CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)           275        24     6,600
0101CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)          275        18     4,950
0101CN    IBM                      Floppy drive controller                           275         1       275
0101CO    IBM 420                  IDE 420 MB hard disk drive w/cable                110        61     6,710
0101CP    IBM 540S                 SCSI2 530 MB hard drive w/cables                  165       123    20,295
0101CQ    IBM                      hard drive controller - IDE                        55         3       165
0101CR    TMC-1660                 hard drive controller - ISA SCSI2                 165        49     8,085
0101CS    IBM                      hard drive controller - local bus IDE              55         4       220


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                           DESKTOP SYSTEM (CLIN 0200)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      TOTAL
0200      DUNN 486DX3/100          Desktop system - standard                         740       762   563,880
0201                               Desktop system custom assembly charge             250        50    12,500

USER IN
0201CA    IBM-chassis              Desktop system chassis                            275        18     4,950
0201CBA   DX3/100                  Motherboard (w/integrated local bus IDE)          220        50    11,000
0201CBB   IBM                      Motherboard - EISA                                 55       138     7,590
0201CC    8 MB RAM                 System RAM upgrade (8MB)                          275       204    56,100
0201CD    Pentium P60              CPU (type/speed) upgrade Pentium p60              275       270    74,250
0201CE    Boca AT/10               Serial/parallel I/O card (integrated on ved       275        20     5,500
0201CF    IBM ALG2228              Video card                                        275        23     6,325
0201CG    N/A                      Power supply                                      275         8     2,200
0201CH    CM-2015                  Monitor with cable(s)                             275       200    55,000
0201CI    IBM 101                  Keyboard with cable(s)                            275        12     3,300
0201CJ    cable 6 ft.              Keyboard extension cable(s)                       275         4     1,100
0201CK    Microsoft serial 2.0a    Pointing device                                   275         9     2,475
0201CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)           275        24     6,600
0201CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)          275        18     4,950
0201CN    IBM                      Floppy drive controller                           275         1       275
0201CO    IBM 540                  IDE 540 MB hard disk drive w/ cable               110        75     8,250
0201CP    IBM 728                  IDE 728 MB hard drive w/cable(s)                   59       155     9,145
0201CQ    IBM 530S                 SCS12 530 MB hard drive w/cables                   82       123    10,086
0201CR    IBM 1GBS                 SCS12 1GB hard disk drive w/cable(s)               24       368     8,832
0201CS    IBM                      hard drive controller - IDE                        55         3       165
0201CT    TMC-1660                 hard drive controller - ISA SCS12                 110        27     2,970
0201CU    EISAPPORT                Hard drive controller - EISA SCS12                 55        30     1,650
0201CV    IBM                      hard drive controller - local bus IDE              55         4       220


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                            TOWER SYSTEM (CLIN 0300)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      TOTAL
0300      Dunn 486DX100            Tower system                                      165       888   146,520
0301                               Tower system custom assembly charge                55        50     2,750

USER IN
0301CA    IBM-Tower chasis         Tower system chassis                               60        25     1,500
0301CBA   DX3/100                  Motherboard (w/integrated local bus IDE)           48        50     2,400
0301CBB   IBM                      Motherboard- EISA                                  12       130     1,560
0301CC    16MB RAM                 System RAM upgrade (16MB)                          60       408    24,480
0301CD    Pentium P90              CPU (type/speed) upgrade(Pentium p90)              60       550    33,000
0301CE    Boca AT/10               Serial/Parallel I/O card (integrated on ved        60         1        60
0301CF    IBM ALG2228              Video card                                         60        33     1,980
0301CG    N/A                      Power supply                                       60        24     1,440
0301CH    CM-2017                  17" Monitor with cable(s) upgrade                  60       315    18,900
0301CI    IBM 101                  Keyboard with cable(s)                             60        12       720
0301CJ    cable 6 ft.              Keyboard extension cable(s)                        60         4       240
0301CK    Microsoft serial 2.0a    Pointing device                                    60         9       540
0301CL    IBM 3.5                  Floppy diskette drive (3.5") w/cable(s)            60        18     1,080
0301CM    IBM 5.25                 Floppy diskette drive (5.25") w/cable(s)           60        18     1,080
0301CN    N/A                      Floppy drive controller                            60         1        60
0301CO    IBM 728                  IDE 728 MB hard disk drive w/ cable                22       148     3,256
0301CP    IBM 1GB                  IDE 1 GB hard drive w/cable(s)                      6       287     1,722
0301CQ    IBM 530S                 SCSI2 530 MB hard drive w/cables                   17       147     2,499
0301CR    IBM 1GBS                 SCSI2 1GB hard disk drive w/cable(s)               10       367     3,670
0301CS    IBM                      hard drive controller - IDE                        11         4        44
0301CT    TMC-1660                 hard drive controller - ISA SCSI2                  22        30       660
0301CU    EISAPPORT                Hard drive controller - EISA SCSI2                 11        30       330
0301CV    IBM                      hard drive controller local bus IDE                11         4        44


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                           NOTEBOOK SYSTEM (CLIN 0400)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      TOTAL
0400      Dunn 486V+66             Notebook system                                   386     1,520    586,72O


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                               PRINTERS(CLIN 0500)

CLIN             MODEL NO.                         DESCRIPTION                  QUANTITY   PRICE      TOTAL
0500                               PRINTERS
0501      4037-5E                  Slow speed printers                                84       562    47,208
0501C                              User installable components for CLIN 0501
0501CA    1364481                  Paper tray - standard                               8        58       464
0501CB    1364482                  Paper tray - legal                                  8        70       560
0501CC    1364483                  250 sheet second drawer                             8       226     1,808
0501CD    1183333                  RAM upgrade                                         8       136     1,088
0501CE    1382760                  Toner cartridge(s)                                  8        89       712
0502      4039-10R                 Medium speed printer                              526     1,011   531,786
0502C                              User installable components for CLIN 0502
0502CA    1183260                  Paper tray - standard                              33        52     1,716
0502CB    1183276                  Paper tray - legal                                 33        98     3,234
0502CC    1195836                  500 sheet second drawer                            33       225     7,458
0502CD    1328589                  RAM upgrade                                        33       288     9,504
0502CE    1380850                  Toner cartridge(s)                                 33       129     4,257
0503      4039-16L                 Fast speed printer                                250     2,022   505,500
0503C                              User installable components for CLIN 0503
0503CA    1195836                  Paper tray - standard                              25       438    10,950
0503CB    1195830                  Paper tray - legal                                 25       452    11,300
0503CC    1326070                  300 sheet duplex option                            25       499    12,475
0503CD    1328363                  RAM upgrade                                        25       218     5,450
0503CE    1380950                  Toner cartridge(s)                                 25       187     4,675


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                       BACK-UP STORAGE DEVICES (CLIN 0600)

CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY   PRICE     TOTAL
0601      TD 420                   Back-up device                                    120       114    13,680
0601A     DC2250                   Back-up media                                     250        l8     4,500


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                       NETWORK INTERFACE CARD (CLIN 0700)

CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY   PRICE     TOTAL
0701                               Network interface card (DCN)
0701CA    Boca Ben/300             NIC Card: 10BASET - AUI                           800        89    71,200
0701CB    Boca Ben/300             NIC Card: THINNET - AUI                            75        89     6,675


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                    UNINTERRUPTIBLE POWER SUPPLY (CLIN 0800)

CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY   PRICE     TOTAL
0801      BK-UPS 450               UPS - System 1 (300-600 VA)                       333       181    60,273
0802      BK-UPS 900               UPS - System 2 (600-900 VA)                       333       226    75,258


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                           CD-ROM DEVICES (CLIN 0900)

CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY   PRICE     TOTAL
0901      IBMCD-1                  CD-ROM (internal)                                 333        69    22,977
0902      IBMCD-1E                 CD-ROM (external)                                 333       103    34,299
0903      IBM                      CD-ROM controller                                   5        16        80


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-1 HARDWARE UNIT PRICE SCHEDULE YEAR 3

                        COMMUNICATIONS MODEMS (CLIN 1000)

CLIN         MODEL NO.                 DESCRIPTION                               QUANTITY    PRICE     TOTAL
1001      Boca Ml4401              Modem (internal)                                1,166        51     59,466
1002      Boca M1440E              Modem (external)                                  166        61     10,126

                                                                                                    3,871,062


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-2 - HARDWARE WARRANTY/MAINTENANCE PRICE SCHEDULE YEAR 3

                                                                                           MONTHLY
CLIN         MODEL NO.                        DESCRIPTION                        QUANTITY  WARRANTY   TOTAL
0101W     DUNN 486 DX2/6           Slimline system extended warranty               99.00      2.28    225.72
                                   (CLIN 0100)
0201W     DUNN 486 DX3/1           Desktop system extended warranty                99.00      2.36    233.64
                                   (CLIN 0200)
0301W     DUNN 486 DX3/1           Tower system extended warranty                  22.00      2.63     57.86
                                   (CLIN 0300)
0401W     DUNN DX66/340            Notebook system extended warranty               39.00      2.63    102.57
                                   (CLIN 0400)
0501W     4037-5E                  Slow speed printer extended warranty             8.00      6.74     53.92
                                   (CLIN 0501)
0502W     4039-1OR                 Medium speed printer extended warranty          53.00      4.99    264.47
                                   (CLIN 0502)
0503W     4039-16L                 Fast speed printer extended warranty            25.00      7.09    177.25
                                   (CLIN 0503)
0601W     SE250                    Back-up device extended warranty                12.00      2.10     25.20
                                   (CLIN 0601)
0701W     Boca Ben/300             Network Interface Card extended warranty        87.00      0.53     46.11
                                   (CLIN 0701)
0801W     BK-UPS 450               UPS - system 1 extended warranty                33.00      0.44     14.52
                                   (CLIN 0801)
0802W     BK-UPS 900               UPS - system 2 extended warranty                33.00      0.44     14.52
                                   (CLIN 0802)
0901W     CDU-33A                  CD-ROM device (internal) extended warranty      33.00      1.31     43.23
                                   (CLIN 0901)
0902W     CDU-33A(E)               CD-ROM device (external) extended warranty      33.00      1.75     57.75
                                   (CLIN 0902)
1001W     Boca M14401              Modem (internal) extended warranty             117.00      0.18     21.06
                                   (CLIN 1001)
1002W     Boca N1440E              Modem (external) extended warranty              17.00      0.18      3.06
                                   (CLIN 1002)
TOTAL TABLE B-2                                                                                     1,340.88


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-3 SOFTWARE UNIT PRICE SCHEDULE (CLIN 2000)          YEAR 3

                                                                                          PURCHASE   TOTAL
CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY   PRICE      COST
2000                               SOFTWARE
2001N                              Microsoft DOS (MS-DOS), right to copy           2,500        10    25,000
                                   (no software diskette, no documentation)
2001S                              Microsoft DOS (MS-DOS)                          2,500         3     7,500
                                   (Software diskette only)
2001D                              Microsoft DOS (MS-DOS)                             78        10       780
                                   (Documentation only)
2002N                              Microsoft Windows, right to copy                2,500        10    25,000
                                   (no software diskette, no documentation)
2002S                              Microsoft Windows                               2,500         3     7,500
                                   (Software diskette only)
2002D                              Microsoft Windows                                  78         7       546
                                   (Documentation only)
2003N                              Wordperfect for DOS, right to copy              2,500        20    50,000
                                   (no software diskette, no documentation)
2003S                              Wordperfect for DOS                             2,500         3     7,500
                                   (Software diskette only)
2003D                              Wordperfect for DOS                                84        30     2,520
                                   (Documentation only)
2004N                              Wordperfect for Windows, right to copy          2,500        35    87,500
                                   (no software diskette, no documentation)
2004S                              Wordperfect for Windows                         2,500         3     7,500
                                   (Software diskette only)
2004D                              Wordperfect for Windows                            84        30     2,520
                                   (Documentation only)
TABLE B-3 TOTAL                                                                                      223,866


                                                                        04/14/95

Dunn Computer Corporation

SECTION B - SUPPLIES/SERVICES AND PRICES/COSTS
TABLE B-2 - HARDWARE WARRANTY/MAINTENANCE PRICE SCHEDULE YEAR 4

                                                                                          MONTHLY
                                                                                          WARRANTY
CLIN             MODEL NO.                          DESCRIPTION                  QUANTITY    COST     TOTAL
0101W     DUNN 486 DX2/66          Slimline system extended warranty               99.00      2.39    236.61
                                   (CLIN 0100)
0201W     DUNN 486 DX3/100         Desktop system extended warranty                99.00      2.48    245.52
                                   (CLIN 0200)
0301W     DUNN 486 DX3/100         Tower system extended warranty                  22.00      2.76     60.72
                                   (CLIN 0300)
0401W     DUNN DX66/340            Notebook system extended warranty               39.00      2.76    107.64
                                   (CLIN 0400)
0501W     4037-SE                  Slow speed printer extended warranty             8.00      7.07     56.56
                                   (CLIN 0501)
0502W     4039-10R                 Medium speed printer extended warranty          53.00      5.24    277.72
                                   (CLIN 0502)
0503W     4039-16L                 Fast speed printer extended warranty            25.00      7.44    186.00
                                   (CLIN 0503)
0601W     SE250                    Backup device extended warranty                 12.00      2.20     26.40
                                   (CLIN 0601)
0701W     Boca Ben/300             Network interface card extended                 87.00      0.55     47.85
                                   warranty (CLIN 0701)
0801W     BK-UPS 450               UPS - system 1 extended warranty                33.00      0.46     15.18
                                   (CLIN 0801)
0802W     BK-UPS 900               UPS - system 2 extended warranty                33.00      0.46     15.18
                                   (CLIN 08O2)
0901W     CDU-33A                  CD-ROM device (internal) extended               33.00      1.38     45.54
                                   warranty (CLIN 0901)
0902W     CDU-33A(E)               CD-ROM device (external) extended               33.00      1.84     60.72
                                   warranty (CLIN 0902)
1001W     Boca M14401              Modem (internal) extended warranty             117.00      0.18     21.06
                                   (CLIN 1001)
1002W     Boca N1440E              Modem (external) extended warranty              17.00      0.18      3.06
                                   (CLIN 1002)
TOTAL TABLE B - 2                                                                                   1,405.76


                                                                        04/14/95

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                       USCA-95-C-004

                                Table of Contents

C-l  General Description ..............................................    C-2

C-2  Locations ........................................................    C-2

C-3  Specific Requirements ............................................    C-3

A.   General User Environment .........................................    C-3
     (1)  System Requirements .........................................    C-3
          (a)  Slimline System ........................................    C-4
          (b)  Desktop System .........................................    C-4
          (c)  Tower System ...........................................    C-4
          (d)  Notebook System ........................................    C-4
     (2)  Software Requirements .......................................    C-4
     (3)  System Setup ................................................    C-5
B.   Print Requirements ...............................................    C-5
C.   Backup Requirements ..............................................    C-5
D.   Network Interface Requirements ...................................    C-6
E.   Uninterruptible Power Supply (UPS) Requirements ..................    C-6
F.   CD-ROM Requirements ..............................................    C-6
G.   Modem Requirements ...............................................    C-6
H.   User-Installable Components (UICs) ...............................    C-6
I.   Life Cycle Support Requirements ..................................    C-7
     (1)  Warranty ....................................................    C-7
     (2)  Customer Technical Assistance ...............................    C-7
     (3)  Order Processing Support ....................................    C-7
     (4)  Software Updates/Upgrades ...................................    C-8
J.   Program Management Office Support ................................    C-8
     (1)  Contractor-Liaison ..........................................    C-8
     (2)  Periodic Progress Reporting .................................    C-8
          (a)  Ad-Hoc Contract Summary Report .........................    C-8
          (b)  Monthly Contract Status Report .........................    C-9
               1)   Delivery Status ...................................    C-9
               2)   New Orders Received ...............................    C-9
               3)   Maintenance Calls and Warranty
                    Support ...........................................    C-9
K.   Labeling .........................................................    C-9
L.   Production and Delivery Capability ...............................    C-9


                                                                      Page C - 1

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

C-1  General Description.

     The Government has a requirement for microprocessor-based microcomputer systems and components, operating system software, a word processing application package, peripheral devices, and interfaces to operate primarily in a networked office environment. The requirement will include printers, backup storage devices, network interface cards, uninterruptible power supplies, CD-ROMs, modems, user-installable components, Contractor-provided support services, and upgrades and updates to all delivered equipment and software to provide technology refreshment to the Federal Judiciary. The current and future networking environment is based upon the Federal Judiciary's Data Communications Network (DCN), a 10BASE-T implementation of the IEEE 802.3 LAN protocol (IEEE 802.3i), and is migrating to the Government Open Systems Interconnection Profile (GOSIP) (See Section J, Attachment 1).

     The offered computers shall enter a computing environment consisting of twenty-eight thousand systems including AST, Compaq, CompuAdd, Dell, Everex, Gateway, and Zeos microcomputers among others, running both commercial and Government-developed applications software. The existing computer base uses commercial applications software (see Section J, Attachment 4) including such MS- DOS based packages as Microsoft Windows, Wordperfect for Windows, Wordperfect for DOS, Excel, Powerpoint, Lotus, and PC-Tools; Government applications software includes programs developed using databases such as FoxPro, dBASE III/III+/IV, Paradox and MS-Visual/Basic. Most of the current Government-developed microcomputer applications use the MS-DOS environment.

C-2  Locations.

     The Contractor-provided systems will be used in the Federal Judiciary, the Administrative Office of the U.S. Courts, and the Federal Judicial Center. The primary geographic regions that must be supported are: (1) all fifty (50) of the United States, (2) the District of Columbia, (3) Northern Mariana Islands, (4) Guam, (5) Virgin Islands, and (6) Puerto Rico. See Section J, Attachment 3 for a listing of current Government sites where systems, peripherals, software and user installable components (UICs) may be located and initial warranty or extended warranty is required.


                                                                      Page C - 2

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

C-3  Specific Requirements.

     All systems provided under this contract shall include all necessary hardware, software, and documentation to enter (using a keyboard and pointing device), manipulate, view, store, and print the information created using the Contractor-provided software. All systems shall be expandable and include hardware interfaces (e.g., Centronics compliant parallel and RS-232C compliant serial ports) for connection to other Government-owned printers, modems, and computers. The equipment shall provide Government users with the capability to execute, without change, standard Government and commercial MS-DOS based software applications that are used Judiciary-wide in binary form except those applications that bypass MS-DOS/BIOS interrupts to address hardware directly or where these applications contain embedded control codes specific to a Government-owned peripheral.

     The contractor shall provide custom system configurations when specified by the Government based on individual components ordered. All systems provided under this contract shall be compatible with the Judiciary's DCN local area network (LAN) environment communications capabilities (see Section J, Attachment
5). These capabilities include DCN compatible hardware and software interfaces, drivers and utilities (IEEE 802.3i, TCP/IP, RFC 1001/2 Netbios, TELNET, SMTP and
FTP). The Contractor's systems shall provide networking platforms to inter-operate with the Novell Netware network 3.lx and 4.X operating system. The Contractor is not responsible for providing LAN operating systems software.

     A. General User Environment. These microcomputer systems and components will be used primarily in a networked office environment by slimline, desktop, and tower users. All systems provided shall be easily unpacked, quickly set up, and ready for immediate operation with all ordered software pre-loaded.

          (1) System Requirements. The Contractor shall provide the following four user-friendly systems with manufacturer-developed documentation on hardware and software (DOS and Windows) operation. Each system shall have the capability of executing applications while attached to a Novell Netware server and monitoring the LAN for incoming cc:Mail. Government users shall have the option to order any of the systems with or without contractor-provided Wordperfect or Wordperfect for Windows and corresponding documentation. Each system must be certified to run the most current versions of Microsoft DOS, Microsoft NT, Microsoft Windows, Wordperfect, Wordperfect for Windows, OS/2 and Solaris/386 UNIX. Each system (except the Notebook) must also be


                                                                      Page C - 3

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

certified to run Novell Netware 3.11, 3.12, and the current shipping version 4.x. All systems (except the Notebook) shall include the ability to upgrade the processor in the future.

               (a) System #1: Slimline System (CLIN 0100). The Contractor shall provide a slimline system that will be used primarily for word processing (WordPerfect or WordPerfect for Windows), network electronic mail (cc:Mail), network calendaring/scheduling, and computer-assisted legal research (Lexis and Westlaw for DOS and Windows). Processor and memory shall be sufficient to provide responsive, concurrent operation of the software products outlined above. Formatted disk capacity shall be no less than 200 megabytes.

               (b) System #2: Desktop System (CLIN 0200). The Contractor shall provide a desktop system. In addition to the functions and capabilities of the slimline system, the desktop system should provide responsive, concurrent operation of moderately complex spreadsheets that may involve complex mathematical operations, CD-ROM based interactive multimedia applications with sound and full or partial screen graphics manipulation, and database-intensive software applications (e.g. Foxpro, Paradox or Access). Formatted disk capacity shall be no less than 350 megabytes.

               (c) System #3: Tower System (CLIN 0300). The Contractor shall provide a tower system. In addition to the functions and capabilities of the desktop system, the tower system should be suitable for use as a computer-assisted design workstation, as a multimedia development system, or as a large database system. Typical functions would include complex mathematical operations, disk intensive I/O or advanced manipulation of graphics. Formatted disk capacity shall be no less than 500 megabytes.

               (d) System #4: Notebook System (CLIN 0400). The Contractor shall provide a notebook system. This system should be capable of running all software outlined for the slimline system. The performance should be comparable to that required of the slimline system. The system, for the most part, will be used for travel, but in some cases it may be used as the primary desktop computer. Formatted disk capacity shall be no less than 200 megabytes.

          (2) Software Requirements (CLINs 2001, 2002, 2003, and 2004). The Government has a large investment in Government-developed Microsoft DOS and Windows applications, Wordperfect and


                                                                      Page C - 4

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

Wordperfect for Windows applications. The Contractor shall provide Microsoft DOS and Microsoft Windows software with each system ordered. Government users shall have the option to order these systems with or without the Contractor-provided word processing software and corresponding documentation. In the case of new software level releases, the Government may elect to accept the earlier versions of the software, and if accepted, manufacturer's software support will be provided at no additional cost during the period of this contract, including renewals thereof. The Contractor is not required to support the software provided.

     There is a requirement in this solicitation that the Contractor shall provide uninterruptible power supplies, CD-ROM, modems, etc. Any equipment or components provided by the Contractor under this contract shall include all software required for interface and control. The Contractor is not required to support the software provided.

     The Contractor shall provide systems capable of executing Government-developed software without modification except those applications that bypass MS-DOS/BIOS interrupts to address hardware directly or where these applications contain embedded control codes specific to a Government-owned peripheral.

          (3) System Setup. Each system shall be delivered properly configured with all components (e.g., network card, modems, CD-ROM, UICs, etc.) and software (e.g., Microsoft DOS, Microsoft Windows) and any software ordered (e.g., Wordperfect, and Wordperfect for Windows). All software diskettes, licenses, and both technical and user documentation, shall be supplied with each system ordered. Each system delivered must be properly configured so that it can be taken out of packaging, set up, plugged in, and be operational.

     B. Print Requirements (Depending on the number of printers proposed, use CLINs 0501, 0502 and 0503). The Contractor shall provide laser printer(s) (not more than 3) that provide the following print capability:

     1.   the slowest must be a minimum of 4 pages per minute
     2.   the fastest must be a minimum of 16 pages per minute

     C. Backup Requirements (CLINs 0601). The Contractor shall provide for a means of performing backups of storage media devices provided with CLINs 0100 through 0300. The Contractor shall provide all hardware, software, and media to perform these


                                                                      Page C - 5

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

backups up to 250MB, including all mounting hardware. The backup process shall require a minimum of user involvement.

     D. Network Interface Requirements (CLIN 0701). The Contractor shall provide network interface cards that can be installed in the slimline, desktop, and tower systems. All network interface cards provided under this contract shall be compatible with and have the capability to connect to the DCN network. The interface card shall be a minimum of 16-bit, and capable of connecting to AUI/10BASE-T, and AUI/THINNET.

     E. Uninterruptible Power Supply (UPS) Requirements (CLINs 0801 and 0802). The Contractor shall provide uninterruptible power supplies that can be used with CLINs 0100 through 0300. The Contractor shall provide un-interruptible power supplies in power ranges (300-600 VA, and 600-900 VA) to support each system.

     F. CD-ROM Requirement (CLIN 0901 and 0902). The Contractor shall provide CD-ROM for the purpose of accessing a variety of

[ILLEGIBLE]

     H. User-Installable Components (UICs). The Contractor shall provide the user with the capability and right to add new components, upgrade each system configuration and to perform self-maintenance using Contractor-provided UICs. Because of deployment and contingency situations, some Government users may elect to perform self-maintenance or add third party components during the warranty period. Such user self-maintenance on any equipment by government personnel during the warranty period shall not affect the warranty of the original end item as addressed by Paragraph C-3(I)(1).

     The Contractor shall provide user-installable components (UICs) and deliver them in a timely manner to preclude extended hardware downtimes. The Contractor shall define all "shelf lifes" for offered UICs (e.g. batteries, etc.).


                                                                      Page C - 6

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

     I.   Life Cycle Support Requirements.

          (1) Warranty. The Contractor shall provide a highly reliable and maintainable system, and set of peripherals to operate in an office environment. These systems shall be user-expandable and shall be user maintainable without voiding the Contractor-provided warranty or extended warranty. The Contractor shall provide a minimum one year warranty which provides timely warranty support on all offered hardware (CLINs 0101W-1002W). The Contractor shall provide the option to purchase extended warranty (CLINs, Table B-2, Warranty/Maintenance) for systems and peripherals located at Government sites throughout the Judiciary. For Contractor planning purposes only, Section J, Attachment 3 contains a list of the current Government sites where systems, peripherals, software and UICs may be delivered and from which initial warranty or extended warranty service may be required. As a minimum, the Contractor shall provide a warranty program within Contractor defined region(s). This program shall, as a minimum, allow users to call for warranty service and the Contractor shall accept return of a failed item. The contractor's warranty program shall support sites located Judiciary-wide. This program shall provide for repair or replacement of systems and peripherals in a timely manner and include the means to transport the systems. The contractor shall bear transportation charges and responsibility for equipment while in transit to the Government site. All warranties and extended warranties must be proposed in one (1) year increments.

          (2) Customer Technical Assistance. The Contractor shall provide periodic assistance and information on such items as warranty service, configuration, installation, and operation of all Contractor-provided hardware products. The Contractor shall provide customer technical support via a toll free number. All users, including overseas users, shall have the capability to ask questions, receive answers and support in a timely and effective manner.

          (3) Order Processing Support. The Contractor shall provide the Government user with order processing support. At a minimum, the user shall have the capability to quickly determine the complete history and current status (e.g., when was the order received, were there any errors in the order, delays in shipment of the order, etc.) of a particular delivery order or group of orders Monday through Friday during the hours of 8:30 am through 6:00 pm EST. The Contractor shall have the capability to reprioritize delivery orders upon request of the Government


                                                                      Page C - 7

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

central ordering facilities. The Contractor shall provide tracking and status by Court site.

          (4) Software Updates/Upgrades. The Contractor shall provide, with each system, all ordered commercially-available versions of the Contractor-provided software and documentation throughout the base year and the two option years of the contract. The Contractor shall provide software, starting with the minimum versions stated below, and add, to the contract, all new commercially-available versions released during the contract life. The Government shall be able to order any combination of software versions offered. The Contractor will notify the Government when manufacturer commercially-available versions are no longer supported. The minimum software versions are:

          Microsoft DOS 6.2X (bundled)
          Windows for DOS 3.1X (bundled)
          WordPerfect for DOS 5.1+ (unbundled)
          Wordperfect for Windows 6.0X (unbundled)
          WordPerfect for Windows 5.2 (unbundled)

     J. Program Management Office Support. To effectively manage and provide accurate statistical data to the Administrative Office of the U.S. Courts, the Contractor shall provide a Program Management Office Liaison representative as well as various periodic reports.

          (1) Contractor-Liaison. The Contractor shall provide a Program Office Liaison to facilitate Government-Contractor interface and mutual understanding. The primary function of the Liaison will be to act as the technical and managerial interface between the Contractor and the Government Program Management Office which is located at the Administrative Office of the U.S. Courts, Washington, DC.

          (2) Periodic Progress Reporting. The Contractor shall furnish a Monthly Contract Status Report to the COTR by the 15th day of each month. The Contractor shall furnish an Ad-Hoc Contract Summary Report to the Administrative Office of the U.S. Courts upon request by the COTR. Each report shall include the following information:

               (a) Ad-Hoc Contract Summary Report. The Contractor shall maintain an inventory listing of all hardware and software furnished to-date under the contract, grouped by court location. The report shall be provided to the Program Management Office upon request by the COTR; the report is not required according to a predetermined schedule. The inventory


                                                                      Page C - 8

Dunn Computer Corporation

SECTION C - SPECIFICATIONS                                         USCA-95-C-004

listing will include, at a minimum, the following informational items grouped by court location: CLIN number, quantity, equipment or software model number, description, serial number, delivery date, date of acceptance, and date of warranty expiration.

               (b) Monthly Contract Status Report. The Contractor shall include the following information in the monthly report:

                    1) Delivery Status: The Monthly Contract Status Report shall provide a monthly delivery status including, at a minimum: delivery order number, site identification, CLIN number, quantity, equipment description, order date, delivery date, quantity shipped, quantity received, confirmed delivery date, reason for late delivery, problems with delivery, partial shipment information, date order rejected, reasons for rejection, total quantities ordered by CLIN, and total cost of equipment/software by CLIN.

                    2) New Orders Received: The Monthly Contract Status Report shall provide a listing of new orders received including, at a minimum: a summary of new orders received during the previous month listing delivery order numbers, locations, quantities, total cost, and planned delivery dates.

                    3) Maintenance and Warranty Support Incidents: The Monthly Contract Status Report shall provide a listing of warranty support and maintenance incidents including, at a minimum: a summary of maintenance support calls by location and type of device for the previous month, and a summary of all warranty support performed during the previous month, by location and number of hours, including a narrative summary of problems and corrective actions taken.

     K. Labeling. All hardware CLINs, except cables and internal boards, shall contain a permanently affixed label that indicates a serial number. The label shall be externally visible.

     L. Production and Delivery Capability The Contractor shall have the capability to produce and deliver the quantities of systems to meet fluctuating Government requirements. The contractor shall propose a delivery time schedule for all orders placed by the Government.


                                                                      Page C - 9

SECTION D - PACKAGING AND MARKING                                  USCA-95-C-004

                                Table of Contents

                                                                            Page

D.1 - PACKAGING AND MARKING ............................................   D - 1


                                                                      Page D - 1

SECTION D - PACKAGING AND MARKING                                  USCA-95-C-004

D.1 PACKAGING AND MARKING

      Preservation, packaging, and marking for all items delivered hereunder shall be in accordance with commercial practice and adequate to insure acceptance by common carrier and safe arrival at destination. The Contractor shall place the contract number and delivery order number on or adjacent to the exterior shipping label.


                                                                      Page D - 2

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

                               Table of Contents

E.1.    52.246-2 INSPECTION OF SUPPLIES
           - FIXED-PRICE.  (JUL 1985) ...................................  E - 2

E.2.    52.246-4 INSPECTION OF SERVICES
           - FIXED-PRICE.  (FEB 1992) ...................................  E - 4

E.3     FORMAL ACCEPTANCE OF EQUIPMENT, SOFTWARE,
           AND SERVICES ................................................   E - 5

      E.3.1   DATE OF ACCEPTANCE .......................................   E - 6

E.4     STANDARD OF PERFORMANCE AND ACCEPTANCE OF
           EQUIPMENT ...................................................   E - 6

      E.4.1  STANDARD OF PERFORMANCE PERIOD FOR
                 ACCEPTANCE TESTING ....................................   E - 6
      E.4.2   PERFORMANCE PERIOD .......................................   E - 7
      E.4.3   CONTINUANCE OF PERFORMANCE PERIOD ........................   E - 7
      E.4.4   FAILURE TO MEET STANDARD OF PERFORMANCE ..................   E - 7
      E.4.5   DELAY OF START OF PERFORMANCE PERIOD .....................   E - 7

E.5.    GOVERNMENT APPROVING AND ACCEPTING AUTHORITY ...................   E - 7


                                                                      Page E - 1

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

E.l.  52.246-2 INSPECTION OF SUPPLIES - FIXED-PRICE.  (JUL 1985)

      (a) Definition. "Supplies," as used in this clause, includes but is not limited to raw materials, components, intermediate assemblies, end products, and lots of supplies.

      (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering supplies under this contract and shall tender to the Government for acceptance only supplies that have been inspected in accordance with the inspection system and have been found by the Contractor to be in conformity with contract requirements. As part of the system, the Contractor shall prepare records evidencing all inspections made under the system and the outcome. These records shall be kept complete and made available to the Government during contract performance and for as long afterwards as the contract requires. The Government may perform reviews and evaluations as reasonably necessary to ascertain compliance with this paragraph. These reviews and evaluations shall be conducted in a manner that will not unduly delay the contract work. The right of review, whether exercised or not, does not relieve the Contractor of the obligations under the contract.

      (c) The Government has the right to inspect and test all supplies called for by the contract, to the extent practicable, at all places and times, including the period of manufacture, and in any event before acceptance. The Government shall perform inspections and tests in a manner that will not unduly delay the work. The Government assumes no contractual obligation to perform any inspection and test for the benefit of the Contractor unless specifically set forth elsewhere in this contract.

      (d) If the Government performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties. Except as otherwise provided in the contract, the Government shall bear the expense of Government inspections or tests made at other than the Contractor's or subcontractor's premises; provided, that in case of rejection, the Government shall not be liable for any reduction in the value of inspection or test samples.

      (e) (1) When supplies are not ready at the time specified by the Contractor for inspection or test, the Contracting Officer may charge to the Contractor the additional cost of inspection or test.


                                                                      Page E - 2

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

            (2) The Contracting Officer may also charge the Contractor for any additional cost of inspection or test when prior rejection makes reinspection or retest necessary.

      (f) The Government has the right either to reject or to require correction of nonconforming supplies. Supplies are nonconforming when they are defective in material or workmanship or are otherwise not in conformity with contract requirements. The Government may reject nonconforming supplies with or without disposition instructions.

      (g) The Contractor shall remove supplies rejected or required to be corrected. However, the Contracting Officer may require or permit correction in place, promptly after notice, by and at the expense of the Contractor. The Contractor shall not tender for acceptance corrected or rejected supplies without disclosing the former rejection or requirement for correction, and, when required, shall disclose the corrective action taken.

      (h) If the Contractor fails to promptly remove, replace, or correct rejected supplies that are required to be removed or to be replaced or corrected, the Government may either (1) by contract or otherwise, remove; replace, or correct the supplies and charge the cost to the Contractor or (2) terminate the contract for default. Unless the Contractor corrects or replaces the supplies within the delivery schedule, the Contracting Officer may require their delivery and make an equitable price reduction. Failure to agree to a price reduction shall be a dispute.

      (i) (1) If this contract provides for the performance of Government quality assurance at source, and if requested by the Government, the Contractor shall furnish advance notification of the time (i) when Contractor inspection or tests will be performed in accordance with the terms and conditions of the contract and (ii) when the supplies will be ready for Government inspection.

            (2) The Governments request shall specify the period and method of the advance notification and the Government representative to whom it shall be furnished. Requests shall not require more than 2 workdays of advance notification if the Government representative is in residence in the Contractor's plant, nor more than 7 workdays in other instances.

      (j) The Government shall accept or reject supplies as promptly as practicable after delivery, unless otherwise provided in the


                                                                      Page E - 3

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

contract. Government failure to inspect and accept or reject the supplies shall not relieve the Contractor from responsibility, nor impose liability on the Government, for nonconforming supplies.

      (k) Inspections and tests by the Government do not relieve the Contractor of responsibility for defects or other failures to meet contract requirements discovered before acceptance. Acceptance shall be conclusive, except for latent defects, fraud, gross mistakes amounting to fraud, or as otherwise provided in the contract.

      (1) If acceptance is not conclusive for any of the reasons in paragraph
(k) hereof, the Government, in addition to any other rights and remedies provided by law, or under other provisions of this contract, shall have the right to require the Contractor (1) at no increase in contract price, to correct or replace the defective or nonconforming supplies at the original point of delivery or at the Contractor's plant at the Contracting Officer's election, and in accordance with a reasonable delivery schedule as may be agreed upon between the Contractor and the Contracting Officer; provided, that the Contracting Officer may require a reduction in contract price if the Contractor fails to meet such delivery schedule, or (2) within a reasonable time after receipt by the Contractor of notice of defects or non-conformance, to repay such portion of the contract as is equitable under the circumstances if the Contracting Officer elects not to require correction or replacement. When supplies are returned to the Contractor, the Contractor shall bear the transportation cost from the original point of delivery to the Contractor's plant and return to the original point when that point is not the Contractor's plant. If the Contractor fails to perform or act as required in (1) or (2) above and does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure, the Government shall have the right by contract or otherwise to replace or correct such supplies and charge to the Contractor the cost occasioned the Government thereby.

E.2. 52.246-4 INSPECTION OF SERVICES - FIXED-PRICE. (FEB 1992)

      (a) Definitions. "Services," as used in this clause, includes services performed, workmanship, and material furnished or utilized in the performance of services.

      (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work


                                                                      Page E - 4

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

      performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

      (c) The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all times and places during the term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

      (d) If the Government performs inspections or tests on the premises of the Contractor or a subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties.

      (e) If any of the services do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with contract requirements, at no increase in contract amount. When the defects in services cannot be corrected by re-performance, the Government may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and (2) reduce the contract price to reflect the reduced value of the services performed.

      (f) If the Contractor fails to promptly perform the services again or to take the necessary action to ensure future performance in conformity with contract requirements, the Government may (1) by contract or otherwise, perform the services and charge to the Contractor any cost incurred by the Government that is directly related to the performance of such service or
      (2) terminate the contract for default.

E. 3 FORMAL ACCEPTANCE OF EQUIPMENT, SOFTWARE, AND SERVICES

      Acceptance of deliverable items under this contract will be in two segments. The first is the completion of the delivery portion of the transaction. After inspection of the system/component received at the delivery site, the appropriate Government approving and accepting authority will complete the delivery order acceptance form. Successful completion of the inspection and acceptance will be acknowledged on the receiving copy of the delivery order.


                                                                      Page E - 5

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

E.3.1  DATE OF ACCEPTANCE

      The Government shall not accept equipment and shall not pay charges until the standard of performance is met. The date of acceptance shall be the first day of the successful performance period.

E.4  STANDARD OF PERFORMANCE AND ACCEPTANCE OF EQUIPMENT

      The second segment of the acceptance process is a standard of performance which shall be met before any equipment installed under this contract is fully acceptable to the Government. This includes replacements, substitute machines, which are added or field modified (modification of a machine from one model to another) after a system has completed a successful performance period. Machines undergoing minor modification or intra-governmental transfer which have already passed the performance test are excluded from this provision. The standard of performance acceptance phase shall take place at the equipment delivery site(s). During this Standard of Performance for Acceptance of Hardware period the accepting activity's normal or daily work load shall be processed. All systems shall operate in conformance with the Contractor's technical specifications and functional descriptions, or as quoted in the Contractor's proposal, which must satisfy the requirements of Section C. The approving official for this segment is the same individual cited in the delivery order.

E.4.1 STANDARD OF PERFORMANCE PERIOD FOR ACCEPTANCE TESTING

      Unless the start of the performance period is delayed in accordance with Paragraph E.4.5, the performance period for acceptance testing shall begin on the first normal workday after installation of the hardware/software. The performance period shall end when the equipment has met the standard of performance for a period of ten (10) consecutive workdays, by operating in conformance with the contract specification, and the offeror's technical specifications, as quoted in the offeror's proposal at an effective level. The effective level of for a system or machine is considered achieved when the system or component has operated for ten (10) consecutive workdays with not more than one (1) service call. If the system or component is down for three (3) consecutive workdays, the system or component may be replaced, at the government's option at no cost to the government. Upon replacement, a new acceptance period will begin.


                                                                      Page E - 6

SECTION E - INSPECTION AND ACCEPTANCE                              USCA-95-C-004

E.4.2  PERFORMANCE PERIOD

      The performance period shall begin on the first working day following receipt of equipment for Government installation (unless delayed in accordance with paragraph E.4.5) and shall end when the equipment has met the standard of performance for a period of ten (10) consecutive workdays operating in conformance with Section E.4.

E.4.3  CONTINUANCE OF PERFORMANCE PERIOD

      If the equipment does not meet the standard of performance during the initial ten (10) consecutive workdays, the performance period shall continue on a day-by-day basis until the standard of performance is met for a total of ten
(10) consecutive workdays.

E.4.4  FAILURE TO MEET STANDARD OF PERFORMANCE

      If the equipment fails to meet the standard of performance, the Government may at its option request a replacement or terminate the delivery order for default and request the immediate removal of the equipment.

E.4.5  DELAY OF START OF PERFORMANCE PERIOD

      If necessary, the Government may delay the start of the performance period, but such a delay shall not exceed 30 consecutive work days, therefore, the performance period must start not later than the 31st work day after the installation date unless otherwise mutually agreed.

E.5  GOVERNMENT APPROVING AND ACCEPTING AUTHORITY

      The approving and accepting authority for the Government will be specified in each delivery order.


                                                                      Page E - 7

SECTION F - DELIVERIES OR PERFORMANCE                              USCA-95-C-004

                                Table of Contents

Page
F.1  TERM OF CONTRACT .................................................   F - 2

F.2  LIQUIDATED DAMAGES (HARDWARE/SOFTWARE) ...........................   F - 2

     F.2.1      Total System ..........................................   F - 2
     F.2.2      Partial Shipment ......................................   F - 2
     F.2.3      Equipment (Hardware) ..................................   F - 3
     F.2.3.1    Substitute Equipment; (Provided by the
                  Contractor) .........................................   F - 3
     F.2.3.2    Replacement Equipment; (Provided by another
                  source) .............................................   F - 3
     F.2.4      Software ..............................................   F - 3
     F.2.4.1    Replacement Software ..................................   F - 3
     F.2.4.2    Substitute Software ...................................   F - 3
     F.2.5      Exception .............................................   F - 4

F.3  TRANSPORTATION OF EQUIPMENT ......................................   F - 4

     F.3.1      Transportation ........................................   F - 4
     F.3.2      Rigging and Drayage ...................................   F - 4

F.4  DELIVERY REQUIREMENTS AND OPTIONS ................................   F - 5

     F.4.1      Delay of Installation .................................   F - 5
     F.4.2      Receipt of Order ......................................   F - 5
     F.4.3      Deliverable Items/Delivery Time .......................   F - 5

F.5  MAINTENANCE SUPPORT  .............................................   F - 5

F.6  CLAUSES INCORPORATED BY REFERENCE ................................   F - 6


                                                                      Page F - 1

SECTION F - DELIVERIES OR PERFORMANCE                                 A-95-C-004

F.1  TERM OF CONTRACT

      The initial term of this contract is from date of award through September 30, 1996. Total term of this contract shall not exceed 48 months as set forth in
I.9. This contract is awarded pursuant to a specific delegation of procurement authority (DPA) from the General Services Administration.

F. 2  LIQUIDATED DAMAGES (HARDWARE/SOFTWARE)

      The time for delivery for items ordered under this contract is thirty (30) days after receipt of the delivery order by the offeror. For non-delivery of equipment or software the Contractor shall pay to the Government liquidated damages for each calendar day in excess of the required 30-day period, but for not more than 100 days. Liquidated damages shall be assessed in the amount of 1% of the purchase price, for each calendar day for each such item not delivered starting on the thirty-first (31) day after receipt of the delivery order by the Contractor.

      For nondelivery of hardware/software, the Contractor shall pay liquidated damages to the Government. These damages are as follows:

      F.2.1  Total System

            The Contractor shall deliver all the equipment and operating software specified in the delivery order, in accordance with his functional specifications (identified in Section C), including the special features and accessories included on the same order with the equipment and software. If the Contractor fails to fulfill this requirement and, as a result, no portion of the total system is received by the specified delivery date, then the liquidated damages shall be assessed. Such liquidated damages shall be computed per F.2.

      F.2.2  Partial Shipment

            If some, but not all, of the equipment and software on order is delivered by the specified delivery date, and if the Government uses any such equipment and/or delivered software, liquidated damages shall not accrue against these items for any calendar day on which they are used. In this event, for each day's delay, the Contractor shall pay liquidated damages per F.2, for each item of equipment and


                                                                      Page F - 2

SECTION F - DELIVERIES OR PERFORMANCE                              USCA-95-C-004

      software not delivered, as well as for each delivered item which as a result cannot be used by the Government.

      F.2.3  Equipment (Hardware).

      F.2.3.1  Substitute Equipment; (Provided by the Contractor).

            If the Contractor provides suitable substitute equipment, acceptable to the Government, on or before the specified delivery date, no liquidated damages shall apply to ordered equipment for which substitute equipment was accepted.

      F.2.3.2  Replacement Equipment; (Provided by another source).

            If the Contractor fails to deliver all the equipment identified on the delivery order, including the special features and accessories included on the same order with the equipment, then the Government may obtain replacement equipment. In this event, the Contractor shall be liable for liquidated damages per F.2, until replacement equipment is received either from the Contractor or another source.

      F.2.4 Software.

            If the Contractor fails to deliver, on or before the specified delivery date, all of the ordered software (as set forth in the delivery order) or if the delivered operating software fails to conform to the functional descriptions set forth in Section C, then the provisions of F.2., liquidated damages, shall apply.

      F.2.4.1 Replacement Software.

            If the Contractor fails to deliver all the software identified on the delivery order, then the Government may obtain replacement software. In this event, the Contractor shall be liable for liquidated damages, set forth in Section F.2, from the delivery date specified in the delivery order until replacement software is delivered.

      F.2.4.2 Substitute Software.

            If the Contractor provides suitable substitute software, acceptable to the Government, on or before the specified delivery date, no liquidated damages shall apply


                                                                      Page F - 3

SECTION F - DELIVERIES OR PERFORMANCE                              USCA-95-C-004

     to ordered software for which substitute software was accepted.

     F.2.5 Exception.

          The Contractor shall not be liable for liquidated damages when delays arise from causes beyond the control of and without the fault or negligence of the Contractor (Subcontractor defaults are covered in the paragraph below). Such causes may include, but are not restricted to, Acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the delay must be beyond the control of and without the fault or negligence of the Contractor.

          If the delays are caused by the default of a subcontractor, and such default arises out of causes beyond the control of both the Contractor and the subcontractor and without the fault or negligence of either of them, the Contractor shall not be liable for liquidated damages for delays, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required performance schedule. Such causes may include, but are not restricted to, Acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the delay must be beyond the control of and without the fault or negligence of both the Contractor and subcontractor.

F.3  TRANSPORTATION OF EQUIPMENT

     F.3.1 Transportation.

          All shipments to and from the site(s) specified in the delivery order shall be made at the Contractor's expense. The Contractor shall make all arrangements for transportation and shipment on Commercial Bills of Lading.

     F.3.2 Rigging and Drayage.

          The Government shall pay only those rigging and drayage costs incurred at the Government's location except that the


                                                                      Page F - 4

SECTION F - DELIVERIES OR PERFORMANCE                              USCA-95-C-004

     Contractor shall pay all rigging and drayage costs when the equipment is moved for mechanical replacement purposes.

F.4  DELIVERY REQUIREMENTS AND OPTIONS

     F.4.1 Delay of Installation.

          The Government reserves the right to delay the delivery date (as specified on the delivery order) by up to thirty (30) days at no additional cost to the Government, provided that:

     a. The Contractor will receive written notice from the Contracting Officer or designated COTR fifteen (15) working days prior to the scheduled delivery date.

     b. Any delivery delays beyond thirty (30) calendar days shall be mutually agreed to by the Contractor and the Government.

     F.4.2 Receipt of Order.

               In the absence of contrary evidence a Delivery Order shall be presumed received by the Contractor when issued and placed in the mail, 'Faxed' or hand delivered to the Contractor.

     F.4.3 Deliverable Items/Delivery Time.

               Deliverable items required hereunder are specified as to item number and item description in Section B of the contract. The actual quantities to be provided as well as the locations shall be stated in each delivery order issued pursuant to this contract. Delivery shall be within 30 days after receipt of a delivery order.

F.5  MAINTENANCE SUPPORT

     If the Contractor fails to respond to and provide maintenance/warranty support as detailed and accepted by the Government in their response to Solicitation Section C-3.1(1), liquidated damages shall accrue at the rate of $100/day until such time as the Contractor provides the required maintenance support or replacement, not to exceed the purchase price of the equipment which cannot be used due to failure to repair or replace.


                                                                      Page F - 5

SECTION F - DELIVERIES OR PERFORMANCE                              USCA-95-C-004

F.6  CLAUSES INCORPORATED BY REFERENCE

     STOP-WORK ORDER (APR 1984) FAR 52.212-13
     GOVERNMENT DELAY OF WORK (APR 1984) FAR 52.212-15
     F.O.B. DESTINATION FAR 52.247-34


                                                                      Page F - 6

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

                                Table of Contents

                                                                            Page

G.1   PAYMENT DUE DATE .....................................................   2

G.2   INVOICE REQUIREMENTS..................................................   2

G.3   DISCOUNTS FOR PROMPT PAYMENT (APR 1989)...............................   3

G.4   ADDITIONAL INVOICE AND PAYMENT PROVISION..............................   3

     G.4.1         INVOICES FOR FULL MONTH..................................   3
     G.4.2         RESERVED.................................................   3
     G.4.3         CREDITS..................................................   3
     G.4.4         PURCHASE INVOICE AND PAYMENT PROVISION...................   4

G.5   METHOD OF PAYMENT.....................................................   5

G.6   52.232-28 ELECTRONIC FUNDS TRANSFER PAYMENT
             METHOD (APR 1989)..............................................   5

G.7   AUTHORITIES OF GOVERNMENT PERSONNEL..................................    7

     G.7.1    CONTRACTING OFFICER..........................................    7
     G.7.2    CONTRACTING OFFICER'S TECHNICAL.
              REPRESENTATIVE...............................................    7

G.8  INTEREST ON OVERDUE PAYMENTS..........................................    8


                                                                      Page G - 1

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

G.1 PAYMENT DUE DATE

a. Payments under this contract will be due on the 30th calendar day after the latter of:

     (1) The date of actual receipt of a proper invoice in the office designated to receive the invoice, or

     (2)  The date the services are accepted by the Government.

b. The date of the check issued in payment or the date of payment by wire transfer through the Treasury Financial Communications System shall be considered to be the date payment is made.

G.2 INVOICE REQUIREMENTS

a. Invoices shall be submitted in an original and two (2) copies to the address specified on the delivery order. To constitute a proper invoice, the invoice must include the following information and/or attached documentation:

     (1)  Name of the business concern and invoice date.
     (2) Contract number, or other authorization for delivery of property or services.
     (3) Description, price, and quantity of property and services actually delivered or rendered.
     (4)  Shipping and Payment terms.
     (5) Name (where practicable), title, phone number, and complete mailing address of responsible official to whom payment is to be sent. The "remit to" address must correspond to the remittance address in the contract.
     (6) Other substantiating documentation, reports, or information as required by the contract.

b. To assist the Government in making timely payments, the Contractor shall furnish the following additional information either on the invoice or on an attachment to the invoice:

     (1)  Date(s) that property was delivered or services rendered.
     (2)  Address where services were rendered.
     (3)  Credits (if applicable).
     (4)  Contractor's complete remittance or check mailing address.


                                                                      Page G - 2

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

     (5)  Delivery Order Number
     (6)  Serial Numbers of Property Delivered

G.3 DISCOUNTS FOR PROMPT PAYMENT

a. Discounts for early payment will not be considered in the evaluation of offers. However, any offered discount will form a part of the award, and will be taken if payment is made within the discount period indicated in the offer by the offeror. As an alternative to offering a prompt payment discount in conjunction with the offer, offerors awarded contracts may include prompt payment discounts on individual invoices.

b. In connection with any discount offered for prompt payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the date on which an electronic funds transfer was made.

c. The ending date of the discount period will be determined by applying the number of calendar days specified by the contractor beginning with the later of:

     (1)  The date of completion of performance of the services, or

     (2) The date a proper invoice or voucher is received in the office specified by the Government.

G.4 ADDITIONAL INVOICE AND PAYMENT PROVISION

G.4.1 INVOICES FOR FULL MONTH

     The Contractor shall render invoices (original and 2 copies) for basic charges at the end of the month for which the charges accrue. (See General Provisions G.1, Payment Due Date, and G.2, Invoice Requirements.)

G.4.2 RESERVED

G.4.3 CREDITS

     Any credits due the Government shall be applied against the Contractor's invoices with appropriate information attached.


                                                                      Page G - 3

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

G.4.4 PURCHASE INVOICE AND PAYMENT PROVISION

a. The Contractor shall be paid, upon submission of proper invoice after acceptance of services and deliverables. (E.1, E.2, Inspection of Services/Supplies - Fixed Price, E.6, Standard of Performance and Acceptance of Equipment; G.1, Payment Due Date; and G.2, Invoice Requirements.)

b. Payment of invoices will be made based upon acceptance by the Government of the complete service or the tangible product deliverable(s) invoiced. For any services that have no tangible products, payments will be based upon certification by the Government of satisfactory service provided.

c. If the supplies or services are rejected for failure to conform to the technical requirements of the contract, or for damage in transit or otherwise, the provisions in paragraph a. of this clause will apply to the new delivery of replacement supplies.

d. Payment to the Contractor will not be made for temporary work stoppage due to circumstances beyond the control of the agency such as Acts of God, inclement weather, power outages, etc., and results thereof, and/or temporary closing of facilities at which contractor personnel are performing. This may, however, be justification for excusable delays.

e. Normally no overtime payments will be made on this contract. However, the Contracting Officer may authorize payment for overtime by non-exempt contractor employees, at the rate of one and one-half times the applicable direct labor rate, when required to meet any task order requirements on a bona fide exigency basis. The Contractor must receive the approval of the Contracting Officer for all overtime prior to it being performed. Overtime will not be authorized to compensate for shortcomings in contractor performance.

f. Final services will be so identified and submitted monthly when tasks have been completed and no further charges are to be incurred. A copy of the written acceptance of any service completion must be attached.

g. An Invoice Summary Report will be submitted monthly and contain the following information:

     1. Contractor payment address.
     2. Contract Number/Purchase Order Number/Task Number


                                                                      Page G - 4

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

     3. Invoiced Period.

     4. Detail of monthly invoices.

        (a) Invoice type and number.

            (i)   Support service authorized amount.
            (ii)  Total invoice amount (cumulative to date).
            (iii) Total invoice amount (current month).
            (iv)  Prompt payment discount amount.
            (v)   Prompt payment invoice amount.
            (vi) Skill level number and total hours for skill level including employee name and total hours for each employee.
        (b)  Sub-totals by invoice type.
        (c)  Monthly totals for all support service invoices.

G.5 METHOD OF PAYMENT

     a. Payments under this contract will be made either by check or by electronic funds transfer through the Treasury Financial Communications System at the option of the Government.

     b. The Contractor shall forward the following information in writing to the Contracting Officer located at:

               Administrative Office of U.S. Courts
               Automation Resources Division
               ADP Contracting Branch
               One Columbus Circle, NE, Suite 3-100
               Washington, D.C. 20544
               ATTN: L. Henry Weeks

          not later than 7 days after receipt of notice of award.

          (1) Full name (where practicable), title, phone number, and complete mailing address of responsible official(s) (i) to whom check payments are to be sent, and (ii) who may be contacted concerning the bank account information requested in Section G.7.


G.6 52.232-26 ELECTRONIC FUNDS TRANSFER PAYMENT METHOD
    (APR 1989)

     Payments under this contract will be made either by check or electronic funds transfer (through the Treasury Fedline Payment System (FEDLINE) or the Automated Clearing House (ACH), at the option of the Government. After award, but no later than 14 days before an invoice or contract financing request is submitted, the


                                                                      Page G - 5

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

Contractor shall designate a financial institution for receipt of electronic funds transfer payments, and shall submit this designation to the Contracting Officer or other Government official, as directed.

a. For payment through FEDLINE, the Contractor shall provide the following information:

     (1) Name, address, and telegraphic abbreviation of the financial institution receiving payment.
     (2) The American Bankers Association 9-digit identifying number for wire transfers of the financing institution receiving payment if the institution has access to the Federal Reserve Communications System.
     (3) Payee's account number at the financial institution where funds are to be transferred.
     (4) If the financial institution does not have access to the Federal Reserve Communications System, name, address and telegraphic abbreviation of the correspondent financial institution through which the financial institution receiving payment obtains wire transfer activity, provide the telegraphic abbreviation and American Bankers Association identifying number for the correspondent institution.

b. For payment through ACH, the Contractor shall provide the following information:

     (1) Routing transit number of the financial institution receiving payment (same as American Bankers Association identifying number used for FEDLINE).
     (2)  Number of account to which funds are to be deposited.
     (3)  Type of depositor account ("C" for checking, "S" for savings).
     (4) If the Contractor is a new enrollee to the ACH system, a "Payment Information Form", SF3881 must be completed before payment can be processed.

c. In the event the Contractor, during the performance of this contract, elects to designate a different financial institution for the receipt of any payment made using electronic funds transfer procedures1 notification of such change and the required information specified above must be received by the appropriate Government official (30) days prior to the date such change is to become effective.

d. The documents furnishing the information required in this clause must be dated and contain the signature, title, and


                                                                      Page G - 6

SECTION G - CONTRACT ADMINISTRATION DATA                           USCA-95-C-004

     telephone number of the Contractor official authorized to provide it, as well as the Contractor's name and Contract Number.

     Contractor failure to properly designate a financial institution or to provide appropriate payee bank account information may delay payments of amounts otherwise properly due.

G.7  AUTHORITIES OF GOVERNMENT PERSONNEL

     Notwithstanding the Contractor's responsibility for total management of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. The following individuals will be the Government's points of contact during the performance of the contract:

G.7.1 CONTRACTING OFFICER

     The Contracting Officer will be L. Henry Weeks. The Contractor shall forward all communications pertaining to contractual and/or administrative matters to the Contracting Officer located at:

               Administrative Office of U.S. Courts,
               Automation Resources Division
               ADP Contracting Branch
               One Columbus Circle1 NE, Suite 3-100
               Washington, D.C.  20544
               ATTN:  L. Henry Weeks

G.7-2 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

     The COTR after contract award, will be the Kathy Keener, Integrated Technology Division or his/her designee. The COTR will receive for the Government any additional work called for and will represent the CO in the technical phases of the work. The COTR will provide no supervisory or instructional assistance to Contractor's personnel. The COTR is not authorized to change any of the terms and conditions of the contract. Changes in scope shall be made only by the CO by properly executed modifications to the contract. Responsibilities of the COTR include:

a. Monitoring the Contractor's performance to ensure compliance with technical requirements of the task.


                                                                      Page G - 7

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

                                Table of Contents

                                                                            Page

H.1      FIRMR 201-39.5202-6 WARRANTY EXCLUSION AND LIMITATION
         OF DAMAGES (OCT 90 FIRMR).......................................  H - 2

H.2      REPLACEMENT PARTS AVAILABILITY..................................  H - 2

H.3      ENGINEERING CHANGES.............................................  H - 2

H.4      PROJECT MANAGEMENT RESPONSIBILITY...............................  H - 4

H.5      MINIMUM GUARANTEE ..............................................  H - 5

H.6      SUBSTITUTIONS AND TECHNOLOGY UPGRADES...........................  H - 5

         H.6.1   Substitution of Functionally Equivalent
                 Replacement Product...................................... H - 5
         H.6.2   Technology Upgrade....................................... H - 6

H.7      PRICE REDUCTION.................................................. H - 7

H.8      INSURANCE........................................................ H - 8



                                                                      Page H - 1

SECTION H - SPECIAL CONTRACT REQUIREMENTS                   USCA-95-C-004

H.1 FIRMR 201-39.5202-6 WARRANTY EXCLUSION AND LIMITATION OF DAMAGES (OCT 90 FIRMR)

     Except as expressly set forth in writing in this agreement, and except for the implied warranty of merchantability, there are no warranties expressed or implied.

     In no event will the Contractor be liable to the Government for consequential damages as defined in the Uniform Commercial Code, Section 2-715, in effect in the District of Columbia as of January 1, 1973, i.e.--

     Consequential damages resulting from the seller's breach include:

a. Any loss resulting from general or particular requirements and needs of which the seller at the time of contracting had reason to know and which could not reasonably be prevented by cover or otherwise; and

b. Injury to person or property proximately resulting from any breach of warranty.

H.2 REPLACEMENT PARTS AVAILABILITY

     The Contractor guarantees that replacement parts for each machine in this contract will be available for the systems (items) life of forty-eight (48) months. The Contractor shall notify the Government 180 days before the end of the systems (items) life as to the continuing availability of parts subsequent to this period. If parts will not be available from the Contractor, then the Government may require the Contractor to furnish data that is available to assist the Government to obtain such parts from another source.

H.3 ENGINEERING CHANGES

a. After contract award, the Government may solicit, and the Contractor is encouraged to propose independently, engineering changes to the equipment, software specifications, or other requirements of this contract. These changes may be proposed to save money, to improve performance, to save energy, or to satisfy increased data processing requirements. However, if proposed changes relating to improved performance are necessary to meet increased data processing requirements of the user, those requirements shall not exceed the contract requirements by more than fifty percent (50%). If the proposed changes are


                                                                      Page H - 2

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

     acceptable to both parties, the Contractor shall submit a price change proposal to the Government for evaluation. Those proposed engineering changes that are acceptable to the Government will be processed as modifications to the contract.

b. This H.3. applies only to those proposed changes identified by the Contractor, as a proposal submitted pursuant to the provisions of this clause. As a minimum, the following information shall be submitted by the Contractor with each proposal:

     (1) A contract requirement and the proposed change, and the comparative advantages and disadvantages of each;

     (2) Itemized requirements of the contract which must be changed if the proposal is adopted, and the proposed revision to the contract for each such change;

     (3) An estimate of the changes in performance and cost, if any, that will result from adoption of the proposal;

     (4) An evaluation of the effects the proposed change would have on collateral costs to the Government, such as Government-furnished property costs, costs of related items, and costs of maintenance and operation;

     (5) A statement of the time by which the change order adopting the proposal must be issued so as to obtain the maximum benefits of the changes during the remainder of this contract. Also, any effect on the contract completion time or delivery schedule shall be identified.

c. Engineering change proposals submitted to the Contracting Officer shall be processed expeditiously. The Government shall not be liable for proposal preparation costs or any delay in acting upon any proposal submitted pursuant to this clause. The Contractor has the right to withdraw, in whole or in part, any engineering change proposal not accepted by the Government within the period specified in the engineering change proposal. The decision of the Contracting Officer as to the acceptance of any such proposal under this contract shall be final and shall not be subject to the "Disputes" clause of this contract.


                                                                      Page H - 3

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

d. The Contracting Officer may accept any engineering change proposal submitted pursuant to this clause by giving the Contractor written notice thereof. This written notice may be given by issuance of a modification to this contract. Unless and until a modification is executed to incorporate an engineering change proposal under this contract, the Contractor shall remain obligated to perform in accordance with the terms of the existing contract.

e. If an engineering change proposal submitted pursuant to this clause is accepted and applied to this contract, an equitable adjustment in the contract price and in any other affected provisions of this contract shall be made in accordance with this clause and other applicable clauses of this contract. When the cost of performance of this contract is increased or decreased as a result of the change, the equitable adjustment increasing or decreasing the contract price shall be in accordance with the "Changes" clause rather than under this clause, but the resulting contract modification shall state that it is made pursuant to this clause.

f. The Contractor is requested to identify specifically any information contained in the engineering change proposal which the Contractor considers confidential and/or proprietary and which the Contractor prefers not be disclosed to the public. The identification of information as confidential and/or proprietary is for information purposes only and shall not be binding on the Government to prevent disclosure of such information.

H.4 PROJECT MANAGEMENT RESPONSIBILITY

     The Contractor shall appoint a Project Manager who will be the Contractor's Authorized Representative for technical and administrative performances of all services required hereunder. The Project Manager shall provide the single point of contact through which all Contractor/Government communications, work, and technical direction shall flow. The Project Manager shall receive and execute, on behalf of the Contractor, such technical direction as the COTR may issue within the terms and conditions of the contract. All administrative support of the Contractor technical personnel required to fulfill the tasks assigned under this contract shall be the responsibility of the Contractor.


                                                                      Page H - 4

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

H.5 MINIMUM GUARANTEE

     The Government shall order an amount equal to $250,000 under the purchase provisions of this contract during the initial term subject to the availability of funds.

H.6 SUBSTITUTIONS AND TECHNOLOGY UPGRADES

H.6.1     Substitution of Functionally Equivalent Replacement Product.

     a. After contract award, the Contractor may initiate proposals, or the Government may request a proposal, for the substitution or replacement of hardware or software called for in this contract, but which is no longer in production at the time of scheduled delivery, by existing or newly announced Contractor hardware or software. For each item of equipment or software proposed as a substitute, the Contractor shall certify and provide documentation to support:

          (1) that the functionality for the substitute equipment or software is equal to or greater than the equipment or software for which the substitute is proposed;

          (2) that the substitute equipment or software is a) a commercial item, b) sold to the general public, c) sold at an established commercial price, and d) sold in substantial quantities (note: the Contractor shall provide the established commercial price list(s) for the substitute equipment);

          (3) that the unit price for the substitute equipment or software is not greater than the unit price for the equipment or software for which the substitute is proposed; however, if at the time of the substitution, the replacement product has a lower published commercial or GSA Schedule price or a lower price charged to its most favored customer, under comparable terms and conditions, then the lower price shall be paid in lieu of the stated price in Section B;

          (4) that the maintenance cost to the Government will not be greater than the maintenance cost for the


                                                                      Page H - 5

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

               equipment or software for which the substitute is proposed;

          (5) that all support costs which are borne by the Government will not be greater than the support costs for which the substitute equipment or software is proposed.

     b. The Government shall, in its sole discretion, determine the technical acceptability of any equipment proposed as a substitution or replacement. In the event that a substitute or replacement is proposed which fails to meet all of the above criteria, the substitution or replacement will be subject to mutual agreement.

     c. Disapproval of a substitution or replacement shall not give rise to or in any way entitle the Contractor to any extension of time, equitable adjustment, or suspension of liquidated damages or other credit provided under this contract.

     d. The Government reserves the right to request the Contractor to submit cost or pricing data pursuant to FAR 15.804 in support of prices for substitute or replacement equipment or software and related services.

     e. The Government will not be liable for proposal preparation cost or any delay in acting upon any proposal submitted pursuant to this clause.

H.6.2 Technology Upgrade.

     a. After contract award the Contractor may propose commercially announced technology upgrades to the ADP components or other requirements of this contract.

     b. For each item of equipment or software proposed as a technology upgrade, the Contractor shall provide the following documentation and/or certification:

          (1) A description of the difference between the existing contract items and the proposed technology upgrade, and the comparative advantages and disadvantages of each.

          (2) Itemized requirements of the contract which shall be changed if the proposal is adopted, and


                                                                      Page H - 6

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

               proposed revision to the contract for each such change.

          (3) An estimate of the changes in performance1 if any, that will result from adoption of the proposal.

          (4) A complete item by item unit price for items comprising the technology upgrade.

          (5) A certification that the upgrade equipment or software is a) a commercial item, b) sold to the general public, c) sold at an established commercial price, and d) sold in substantial quantities (Note: the Contractor shall provide the established commercial price list(s) for the upgrade). When certification can not be provided, the Government reserves the right to request cost or pricing data.

          (6) An evaluation by the Contractor of the effects the proposed technology upgrade would have on collateral costs to the Government, such as Government-furnished property costs, costs of related items, cost of maintenance and operation, and costs of software support.

          (7) The Government shall, in its sole discretion, determine the technical acceptability of any equipment proposed as a technology upgrade. Furthermore, although the technology upgrade is technically acceptable, the Government reserves the right to reject the technology upgrade. The Government will not be liable for proposal preparation cost or any delay in acting upon any proposal submitted pursuant to this clause.

          (8) The Government reserves the right to request the Contractor to submit cost or pricing data pursuant to FAR 15.804 in support of prices for technology upgrade equipment or software and related services.

H.7 PRICE REDUCTION

     If at any time after the date of award, the Contractor reduces its commercial list price for any item or service covered by the contract so that such list price is less than the Government's contract price for such item or service, then


                                                                      Page H - 7

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

effective at the time such list price is so reduced, the price charged to the Government for such item or service will be reduced to an amount not greater than the then current commercial list price, however, in no event shall the prices for the particular item or service be in excess of the GSA ADP Schedule Price or the price charged to the Contractor's most favored commercial customer, under comparable terms and conditions, whichever is less.

     The Contractor shall invoice the ordering office(s) at such reduced prices indicating on the invoice that the reduction is pursuant to the "Price Reduction" clause of this contract. The Contractor, in addition, shall, within ten (10) working days of any such price reduction, notify the Contracting Officer of such reduction by letter. Failure to do so may result in termination of the contract, as provided in the "Default" clause in Section I. Upon receipt of any notice of a price reduction, this contract will be modified accordingly.

     Prior to exercising any option years under this contract, the Contractor will be required to submit a detailed analysis of all contract CLINs indicating the then current commercial list price and discount structure for each CLIN, as well as comparing each CLIN to similar items available from other sources. The Contracting Officer will utilize this information as part of their price analysis for that option year's price schedule. Exercising any option will be contingent upon the Contracting Officer making a favorable price reasonableness determination. The Government reserves the right to renegotiate prices prior to exercising an option year to ensure contract pricing remains competitive.

     To ensure competitive pricing, the Contracting Officer may periodically (other than prior to exercising the option to extend) request the Contractor to submit the pricing information cited above in order to demonstrate the contract line items are competitive with other open market sources. In cases where contract line item prices are above open market sources, the Government will solicit price reduction to ensure cost competitiveness.

H.8 INSURANCE

     The Contractor shall carry and maintain during the entire period of performance under this contract adequate insurance as follows:


                                                                      Page H - 8

SECTION H - SPECIAL CONTRACT REQUIREMENTS                          USCA-95-C-004

a. Workman's Compensation and Employee's Liability Insurance minimum $100,000 per incident.

b. Automobile General Liability Insurance - minimum $200,000 per person; $500,000 per accident; property damage $20,000.

c. Comprehensive General Liability Insurance - minimum of $500,000 for bodily injury per incurrence.

     Prior to commencement of work hereunder, evidence of required insurance and bonds shall be furnished in a form satisfactory to the Contracting Officer. In addition, the Contractor shall furnish evidence of a commitment by the insurance carrier to notify the Contracting Officer in writing of any material change, expiration, or cancellation of any of the insurance policies or bonds required hereunder not less than thirty (30) days before such change, expiration or cancellation is effective.


                                                                      Page H - 9

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

                                Table of Contents

1.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988).............   I - 2

1.2  52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
      INTEGRITY-MODIFICATION.   (NOV 1990)..............................   I - 4

1.3  52.216-18 ORDERING. (APR 1984).....................................   I - 6

1.4  52.216-22 INDEFINITE QUANTITY. (APR 1984)..........................   I - 6

1.5  FREEDOM OF INFORMATION ACT CLAUSE (AOUSC 1993).....................   I - 7

1.6  ACCESS TO RECORDS (AOUSC 1991).....................................   I - 7

1.7  DISPUTES (AOUSC 1985)..............................................   I - 7

1.8  DEFINITIONS (AOUSC 1985)...........................................   I - 8

1.9  OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989 )..............   I - 8


                                                                      Page I - 1

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

I.1. 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

52.203-1       OFFICIALS NOT TO BENEFIT                          APR 1984

52.203-3       GRATUITIES                                        APR 1984

52.203-5       COVENANT AGAINST CONTINGENT FEES                  APR 1984

52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES               JUL 1985
               TO THE GOVERNMENT

52.203-7       ANTI-KICKBACK PROCEDURES                          OCT 1988

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL               SEP 1990
               OR IMPROPER ACTIVITY

52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE               JAN 1990
               CERTAIN FEDERAL TRANSACTIONS

52.209-6       PROTECTING THE GOVERNMENT'S                       NOV 1992
               INTEREST WHEN SUBCONTRACTING WITH
               CONTRACTORS DEBARRED, SUSPENDED, OR
               PROPOSED FOR DEBARMENT

52.215-1       EXAMINATION OF RECORDS BY                         FEB 1993
               COMPTROLLER GENERAL

52.215-2       AUDIT-NEGOTIATION                                 FEB 1993

52.215-22      PRICE REDUCTION FOR DEFECTIVE                     JAN 1991
               COST OR PRICING DATA

52.215-23      PRICE REDUCTION FOR DEFECTIVE                     DEC 1991
               COST OR PRICING DATA - MODIFICATIONS

52.215-24      SUBCONTRACTOR COST OR PRICING                     DEC 1991
               DATA

52.215-25      SUBCONTRACTOR COST OR PRICING                     DEC 1991
               DATA - MODIFICATIONS

52.215-26      INTEGRITY OF UNIT PRICES                          APR 1991


                                                                      Page I - 2

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

52.215-33      ORDER OF PRECEDENCE                                   JAN 1986

52.222-20      WALSH-HEALEY PUBLIC CONTRACTS ACT                     APR 1984

52.222-35      AFFIRMATIVE ACTION FOR SPECIAL                        APR 1984
               DISABLED AND VIETNAM ERA VETERANS

52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED                    APR 1984
               WORKERS

52.222-37      EMPLOYMENT REPORTS ON SPECIAL                         JAN 1988
               DISABLED VETERANS AND VETERANS OF
               THE VIETNAM ERA

52.223-2       CLEAN AIR AND WATER                                   APR 1984

52.223-6       DRUG-FREE WORKPLACE                                   JUL 1990

52.225-3       BUY AMERICAN ACT - SUPPLIES                           JAN 1994

52.227-1       AUTHORIZATION AND CONSENT                             APR 1984

52.227-3       PATENT INDEMNITY                                      APR 1984

52.227-19      COMMERCIAL COMPUTER SOFTWARE -
               RESTRICTED RIGHTS                                     JUN 1987

52.228-5       INSURANCE - WORK ON A GOVERNMENT                      SEP 1989
               INSTALLATION

52.229-3       FEDERAL, STATE, AND LOCAL TAXES                       JAN 1991

52.229-5       TAXES - CONTRACTS PERFORMED IN U.S.                   APR 1984
               POSSESSIONS OR PUERTO RICO

52.232-23      ASSIGNMENT OF CLAIMS                                  JAN 1986

52.233-3       PROTEST AFTER AWARD                                   AUG 1989

52.243-1       CHANGES - FIXED-PRICE                                 AUG 1987

52.249-2       TERMINATION FOR CONVENIENCE OF THE                    APR 1984
               GOVERNMENT (FIXED-PRICE).

52.249-8       DEFAULT (FIXED-PRICE SUPPLY AND                       APR 1984
               SERVICE)


                                                                      Page I - 3

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

I.2 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION. (NOV 1990)

     (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

     (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

     CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990)

          (1) I, ___________________________ (Name of certifier) am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ________________________ (contract and modification number).

          (2) As required by subsection 27(e)(l)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _______________________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

          (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement
          Integrity-Modification (Continuation Sheet), ENTER NONE IF NONE
          EXISTS)


                                                                      Page I - 4

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     (Signature of the officer or employee responsible for the modification proposal and date)


     ---------------------------------------------------------------------------

     (Typed name of the officer or employee responsible for the modification proposal)

          * Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

     THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

          (End of certification)

     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.


                                                                      Page I - 5

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

I.3  52.216-18 ORDERING. (APR 1984)

     (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders.

     (b) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

     (c) If mailed, a delivery order is considered issued when the Government deposits the order in the mail. Orders may be issued orally or by written telecommunications only if authorized in the Schedule.

I.4  52.216-22 INDEFINITE QUANTITY. (APR 1984)

     (a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

     (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule.

     (c) Except for any limitations on quantities in the Delivery-Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

     (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract later than six months after contract expiration date.


                                                                      Page I - 6

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

I.5  FREEDOM OF INFORMATION ACT CLAUSE (AOUSC 1993)

     While the Judicial Branch of the Federal Government, including the AOUSC, is not subject to the provisions of the Freedom of Information Act (FOIA), 5 U.S.C. 552, the AOUSC reserves the right to disclose information relating to this contract in accordance with provisions of the FOIA and current case law interpreting those provisions, as though they applied to the Judiciary. The Contractor shall be notified in advance of any disclosure pursuant to this clause and afforded a reasonable opportunity to respond. Notwithstanding the foregoing paragraph, the Contractor agrees that any CLIN unit and aggregate prices of this contract, including those of any evaluated options, shall be disclosed by the AOUSC upon the request of any person. Any offer that takes exception to the terms of this clause may be rejected.

I.6  ACCESS TO RECORDS (AOUSC 1991)

     The Contractor agrees that the Director of the Administrative Office of the U.S. Courts or his/her designated representative shall, until three years after the expiration of this contract, have access to and the right to examine any books, documents, papers, and records of the Contractor involving transactions related to this contract or compliance with any clauses thereunder. The Contractor further agrees to include in all his subcontracts hereunder a provision to the effect that the subcontractor agrees that the Director of the Administrative Office of the U.S. Courts or his/her designated representative shall, until three years after the expiration under the subcontract, have access to and the right to examine any books, documents, papers, and records of such subcontractor, involving transactions related to the subcontract or compliance with any clauses thereunder.

I.7  DISPUTES (AOUSC 1985)

     a. Except as otherwise provided in this contract, any dispute concerning a question of fact arising under this contract which is not disposed of by agreement shall be decided by the Contracting Officer who shall reduce his decision to writing and mail or otherwise furnish a copy thereof to the Contractor. The decision of the Contracting Officer shall be final and conclusive unless, within 30 days from the date of receipt of such copy, the Contractor mails or otherwise furnishes to the Contracting Officer a written appeal addressed to the Director, Administrative Office of the U. S. Courts. The decision of the Director or his duly authorized representative for the determination of such appeals shall be final and conclusive


                                                                      Page I - 7

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

unless determined by a court of competent jurisdiction to have been fraudulent, or capricious, or arbitrary, or so grossly erroneous as necessarily to imply bad faith, or not supported by substantial evidence. In connection with any appeal proceeding under this clause, the Contractor shall be afforded an opportunity to be heard and to offer evidence in support of its appeal. Pending final decision of a dispute hereunder, the Contractor shall proceed diligently with the performance of the contract and in accordance with the Contracting Officer's decision.

     b. This "Disputes" clause does not preclude consideration of law questions in connection with decisions provided for in paragraph (a) above: Provided, that nothing in this contract shall be construed as making final the decision of any administrative official, representative, or board on a question of law.

I.8  DEFINITIONS (AOUSC 1985)

     As used in this Agreement, the following terms shall have the meanings set forth below:

     (a) The term "Director" means the Director of the Administrative Office of the United States Courts (unless in the context of a particular section, the use of "Director" manifestly shows that the term was intended to refer to some other officer for purposes of that section), and the term "his duly authorized representative" means any person or persons or board (other than the Contracting Officer) authorized in writing to act for the Director.

     (b) The term "Contracting Officer" means the person executing this Agreement on behalf of the Government, and any other successor Contracting Officer who has responsibility for this Agreement.

     (c) The term "subcontracts" includes purchase orders.

I.9  OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989)

     This contract is renewable at the prices stated in Section B, at the option of the Government, by the Contracting Officer giving written notice of renewal to the Contractor by the first day of the next one year period or within 30 days after funds for that contract year become available, whichever date is the later; provided that the Contracting Officer shall have given preliminary notice of the Government's intention to renew at


                                                                      Page I - 8

SECTION I - CONTRACT CLAUSES                                       USCA-95-C-004

least 30 days before this contract is to expire. Such a preliminary notice of intent to renew shall not be deemed to commit the Government to renewals. If the Government exercises this option for renewal, the contract as renewed shall be deemed to include this option provision. However, the total duration of this contract, including the exercise of any options under this clause, shall not exceed 4 years from date of contract award (3 years for hardware/software and 4 years for maintenance/support).


                                                                      Page I - 9

SECTION J - LIST OF ATTACHMENTS                                    USCA-95-C-004

DOCUMENT             TITLE AND DATE                                   PAGE
--------             --------------                                   ----

Attachment 1     Applicable Documents . . . . . . . . . . . . . . .  J1 - 1

Attachment 2     Terms and Definitions  . . . . . . . . . . . . . .  J2 - 1

Attachment 3     Possible/Planned Installation
                 and Warranty Repair Sites . . . . . . . . . . . .   J3 - 1

Attachment 4     Installed Base of Hardware
                 and Software . . . . . . . . . . . . . . . . . . .  J4 - 1

Attachment 5     Description of Judiciary's Data
                 Communications Network (DCN) . . . . . . . . . . .  J5 - 1


                                                                      Page J - 1

SECTION J, ATTACHMENT 1                                            USCA-95-C-004
APPLICABLE DOCUMENTS


I. Introduction. The standards, specifications, handbooks, and other documents listed within this attachment are mandatory for performance under the contract. The Contractor shall use the versions of these documents specified below, and shall provide certification for each applicable standard as required under the contract. The following documents of the exact issue shown form a part of the contract to the extent specified elsewhere in the contract. In the event of conflicts between the documents referenced below and the contents of Section C, Specifications, the contents of Section C shall be considered a superseding requirement. In the event of conflicts between Government and non-Government documents, Government documents shall take precedence. Where Government documents are in draft form, the corresponding non-Government documents will apply until Government documents become final.

II. Standards Documents.

Government Documents:

A.   Federal Information Processing Standards.

FIPS PUB 1-2        Code for Information Interchange, Its Representations,
                    Subsets, and Extensions,
                    14 Nov 84

FIPS PUB 86         Additional Controls for Use With ASCII,
                    29 Jan 81

FIPS PUB 107        Local Area Networks; Baseband Carrier Sense
                    Multiple Access with Collision Detection
                    Access Method and Physical Layer Specifications and
                    Link Layer Protocol, 31 Oct 84

FIPS PUB 120        Graphical Kernel System (GKS), 18 Apr 86

FIPS PUB 127-1      Database Language SQL, 2 Feb 90

FIPS PUB 128        Computer Graphics Metafile (CGM), 16 Mar 87

FIPS PUB 146-1      Government Open Systems Interconnection
                    Profile (GOSIP), Mar 91

FIPS PUB 151-1      POSIX:  Portable Operating System Interface
                    for Computer Environments, 28 Mar 90

FIPS PUB 152        Simple Graphical Markup Language (SGML),
                    28 Mar 90


                                                                     Page J 1- 1

SECTION J, ATTACHMENT 1                                            USCA-95-C-004
APPLICABLE DOCUMENTS

FIPS PUB 153        Programmers Hierarchical Interactive Graphics
                    Standard (PHIGS), 14 Oct 88

FIPS PUB 156        Information Resource Dictionary System (IRDS), 5 Apr 89

FIPS PUB 158        The User Interface Component of the Applications Portability
                    Profile, 29 May 90

FIPS PUB 161        Electronic Data Interchange (EDI) (Draft; final:
                    30 Sep 91; see also ANSI X12)

B. National Institute for Standards and Technology (formerly National Bureau of Standards) Documents.

NBSIR 88-3813       Initial Graphics Exchange Specification (IGES)

NIST Special Pub    Applications Portability Profile (May 1991)
500-187

C. Code of Federal Regulations.

29 CFR Part 1910    Untitled (national testing laboratory electronic equipment certification)

D.   Federal Communications Commission Regulations.

FCC Rules Part 15   Subpart J (certification for control of electromagnetic
                    emissions:  Class B)

Non-Government Documents:

E. American National Standards Institute Documents.

ANSI/IEEE 754-85    Standard for Binary Floating Point Arithmetic

ANSI S1.4a-85       Specification for Sound Level Meters

ANSI X3.4-86        7 Bit American National Standard Code for Information
                    Interchange (ASCII)

ANSI x4.23-82       Keyboard Arrangement of Alpha-Numeric Machines

ANSI x12            Electronic Data Interchange (EDI)


                                                                     Page J1 - 2

SECTION J, ATTACHMENT 1                                            USCA-95-C-004
APPLICABLE DOCUMENTS

F. Electronic Industries Association Standards.

EIA-RS-232-D-87     Interface Between Data Terminal Equipment and Data
                    Circuit-Terminating Equipment Employing Serial Binary
                    Data Interchange

G. Institute of Electrical and Electronics Engineers Standards.

IEEE 802.3-85       Standard for Local Area Networks (1985)

IEEE 802.3A-88      Supplement to IEEE 802.3 (1988)

H. International Standards Organization Documents.

ISO/SC 21/WG5       On-Line Transaction Processing (OLTP)

ISO/IS 8613         Information Processing Systems -- Open Systems
                    Interconnection -- Specification for Office Document
                    Architecture/Office Document Interchange Format (ODA/ODIF)

ISO 8802-2          Information Processing Systems - Local Area Networks -
                    Part 2:  Logical Link Control, 1989

ISO 8802-3          Information Processing Systems -- Local Area Networks --
                    Part 3: Carrier Sense Multiple Access with Collision
                    Detection (CSMA/CD) Access Method and Physical Layer
                    Specification, 1989

I. National Fire Protection Association.

NFPA 70-87          National Electrical Code

III. Reference Documents.

Government Documents:

A. National Institute for Standards and Technology (formerly National Bureau of Standards) Documents.

NBS Special Pub     Stable Implementation Agreements for Open
500-150             Systems Interconnection Protocols Version 1,
                    Edition 1 (December 1987)

EPA Energy Star     Energy-Efficient Microcomputers: Guidelines Pub.
KAP-93-4-I          on Acquisition, Management, and Use


                                                                     Page J1 - 3

SECTION J, ATTACHMENT 1                                            USCA-95-C-004
APPLICABLE DOCUMENTS

Non-Government Documents:

B.   X/Open Group Documents.

XPG3                                X/Open Portability Guide1 Issue 3 (Dec 1988)

IV.  Availability of Documents.

Copies of the applicable documents not included as part of this contract or as Government Furnished Information (GFI) may be examined at the Government facility identified below or obtained from the respective sources also listed below.

A. Government Facility. A selection of the above documents may be examined at the following location (call first for availability):

Administrative Office of the United States Courts
Attention: Henry Weeks, Contracting Officer
One Columbus Circle, N.E., Suite 3-100
Washington, DC,  20544    Phone: (202) 273-2700

B.   Sources and Ordering Information.

1.   Federal Information Processing Standards (FIPS).

United States Department of Commerce
National Technical Information Service
5285 Port Royal Road
Springfield, VA 22161

2. National Institute for Standards and Technology (NIST) (formerly National Bureau of Standards, NBS) Documents.

National Institute for Standards and Technology
US Department of Commerce
Washington, DC 20234

     3. Code of Federal Regulations (CFRs).

Superintendent of Documents
US Government Printing Office
Washington, DC 20402

     4. American National Standards Institute (ANSI) Documents.

American National Standards Institute
1430 Broadway
New York, NY 10018


                                                                     Page JI - 4

SECTION J, ATTACHMENT 1                                            USCA-95-C-004
APPLICABLE DOCUMENTS

5.   Electronic Industries Association (EIA) Standards.

Electronic Industries Association
11 East 42nd St
New York, NY 10036

6.   Institute of Electrical and Electronics Engineers (IEEE) Standards.

Institute of Electrical and Electronics Engineers
345 East 47th St
New York, NY 10017

7.   International Standards Organization (ISO) Documents.

American National Standards Institute
1430 Broadway
New York, NY 10018

8.   MIT X-Windows Publications.

MIT Software Distribution Center
Building E-32-300
77 Massachusetts Avenue
Cambridge, MA 02139

9.   National Fire Protection Association (NFPA).

National Fire Protection Association
Batterymarch Park
Quincy, MA 02269

10.  X/Open Group (XPG) Documents.

X/Open Company, Limited
1010 El Camino Real
Suite 380
Menlo Park, CA 94025
(Internet:  xpg3@xopen.co.uk)


                                                                     Page J1 - 5

SECTION J, ATTACHMENT 2                                            USCA-95-C-004
TERMS AND DEFINITIONS

The following terms are used throughout the solicitation.

AO. Administrative Office of the U.S. Courts.

AOUSC. Administrative Office of the U.S. Courts

BAFO. Best and Final Offer.

CLIN. Contract Line Item Number.

CO. (Government) Contracting Officer.

Contracting Agency. Refer to the "contracting office" as defined in the Federal Acquisition Regulation (FAR) Subpart 2.1, or its designated representative.

Contractor. An individual, partnership, company, corporation, or association having a contract with the contracting agency (Government) for the design, development, maintenance, modification, or supply of configuration items and services under the terms of a contract. A Government Agency performing any of the above actions is considered a "contractor" for configuration management purposes.

COTR. Contracting Officer's Technical Representative.

CPU. Central Processing Unit.

Federal Judiciary. The Judicial Branch of the Federal government made up of the United States Courts. Judicial powers and judicial work involve the application and the interpretation of the law.

Federal Judiciary Data Communications Network (DCN). The Federal Judiciary's Data Communications Network (DCN) (AOUSC Contract No. USCA 19001) provides local and wide area connectivity for the judiciary including judges' chambers, clerks' offices, and other court organizations. The DCN provides sufficient connectivity and bandwidth to enable transfer of information between organizations; access to existing and future courts' host data processing applications on a variety of systems; access to legal data base services; and a common electronic mail service. See Section J, Attachment 6.

FIPS. Federal Information Processing Standard.

FY. Fiscal Year.


                                                                     Page J2 - 1

SECTION J, ATTACHMENT 2                                            USCA-95-C-004
TERMS AND DEFINITIONS

GOSIP-compliant. Computer network protocols which are in compliance with FIPS PUB 146-1, "Government Open Systems Interconnection Profile".

Government. Federal Government, AO, or the Federal Judiciary.

Government Furnished Equipment (GFE). Equipment furnished by the U.S.
government.

Government Open Systems Interconnection Profile (GOSIP). A Federal Information Processing Standards Publication which defines a common set of data communication protocols which enable systems developed by different vendors to interoperate and enable users of different applications on these systems to exchange information.

Graphical User Interface. A user interface which uses graphics (icons, buttons, windows, etc.) to present and receive information.

Integrated Logistics Support. A composite of the elements necessary to assure the effective and economical support of a system or equipment at all levels of maintenance for its programmed life-cycle.

Life-cycle. The period of time encompassing the life of an automated system.

Mail-back/Carry-In Warranty. Repair or replacement at a contractor's repair facility of any malfunctioning unit returned to the repair facility by mail (at contractor expense) or carried in (by choice of the Government) by government personnel.

Mean Time to Restore (MTR). Mean time to restore a system to operational status following component failure; measured from the time the contractor is notified of component failure (phone call if on-call maintenance employed; receipt of component if mail-back maintenance employed) until the system is returned to operational use (demonstrated as being fixed to user's satisfaction if on-call maintenance employed; receipt of component by user if mail-back maintenance employed).

Menu. A software facility that displays command/option choices, allows selection of these choices, and allows execution of that choice through the video display using, for example, a keyboard key-stroke.


                                                                     Page J2 - 2

SECTION J, ATTACHMENT 2                                            USCA-95-C-004
TERMS AND DEFINITIONS

Microcomputer Delivery Capacity. Physical capacity of offeror (or any subcontractor proposed to perform a delivery function for this solicitation) to deliver microcomputer systems to customers. Delivery capacity includes any production, delivery, integration or shipping limitations as well as any other factor that limits the offeror's capacity to provide microcomputers to users.

Microcomputer Production Capacity. Physical capacity of offeror or offeror's subcontractors for this solicitation to produce microcomputer systems.

Microcomputer System. System Unit (i.e. processor, RAM, video board, controllers, drives, power supply, etc.), Keyboard and Monitor.

Modification. A modification occurs with: routine bug fixes; code changes that may consist of patches to existing disk files or a single update disk; manual changes that are minimal--if any; a change that normally results in a minor version number change, but the model number remains the same.

NetBIOS Interface. An IBM-developed network interface which allows PCs using MS-DOS 3.1 and above to internetwork with each other.

Newly-Remanufactured Part. Parts supplied through warranty that have been reworked or rebuilt to meet or exceed OEM specifications and meet the warranty requirements of new parts provided by this contract.

On-Call Warranty. Repair or replacement at the site (or place designated by the Government to perform warranty service for sites normally not accessible by commercial transportation).

Open System. A system which is capable of executing applications software developed for other open systems by virtue of implementing common international operating system standards, and capable of communicating with other open systems by virtue of implementing common international standard protocols.


Open Systems Architecture. An architecture which implements international standard protocols.

Portable Operating System Interface. An IEEE standard which defines a C language source interface to an operating system environment.


                                                                 Page     J2 - 3

SECTION J, ATTACHMENT 2                                            USCA-95-C-O04
TERMS AND DEFINITIONS

POSIX-Compliant. An operating system which is compliant with FIPS PUB 151-1, "POSIX: Portable Operating System Interface for Computer Environments".

Release. See version.

Revision. A generic term that encompasses any change in software through a modification, update, or upgrade.

Site. Where equipment is physically located and used.

System Software. A series of instructions or statements in a form acceptable to a computer, designed to control the internal operations of the computer to execute an operation or operations necessary to control computer function at a systems level. Systems software may be either machine dependent or machine independent, but is usually dependent on machine architecture. Includes such programs as assemblers, interpreters, operating systems (OS), programming languages, utility software, etc.

Technology Refreshment. The replacement of out-of-date technology with new technology.

Technology Substitution. The substitution of hardware, software, documentation, and training items with items of equal or better functionality and performance than that currently available.

Template. A pre-defined outline which serves as a pattern for document generation.

Update. A software update occurs with: significant enhancements and new features, to include corrections of known problems to date; code changes that require all new disks; manual changes, e.g., new chapters, additions to chapters, indexes, tables, etc.; changes in minor version number.

Upgrade. A software upgrade occurs with: new extensive features/enhancements that are added so that the software vendor considers the package to be a new product (features of the original software remain part of the package for backward compatibility, and corrections for known problems are included); complete set of new disks; new manual required; changes in major version number (digits to the left of the decimal point, i.e., X.x) and model number; changes which may include changes in product name.


                                                                     Page J2 - 4

SECTION J, ATTACHMENT 2                                            USCA-95-C-004
TERMS AND DEFINITIONS

User-Installable Component (UIC). A CLIN that is considered to be a sub-component and allows the user to perform self-maintenance or to upgrade system configurations.

Version. The version of a product is the revision level of the product and is indicated by a version number. There are two types of version changes: major and minor. A major version change is indicated by a numeric change on the left of the decimal point (e.g., 2.x to 3.x), and a minor version change is indicated by a numeric change on the right of the decimal point (e.g., 2.1 to 2.2). A product update or upgrade will result in a change in the product version number.

Virtual Terminal. Terminals with protocols whose function is to hide the differences between different kinds of terminals.

Windowing. The capability to support multiple, concurrent, independent sessions.

X-Window. A portable, network-transparent window system originally developed at MIT.


                                                                     Page J2 - 5

SECTION J, ATTACHMENT 3                                            USCA-95-C-004
POSSIBLE /PLANNED INSTALLATIONS

Alabama (11th Circuit)                          Louisiana (5th Circuit)
 Anniston,   Florence                            Alexandria,  Lafayette
 Birmingham, Huntsville                          Baton Rouge, Lake Charles
 Decatur,    Tuscaloosa                          New Orleans, Monroe
 Montgomery, Mobile                              Opelousas,   Shreveport

Alaska (9th Circuit)                            Maine (1st Circuit)
 Anchorage, Nome                                 Bangor, Portland
 Ketchikan, Kodiak
 Fairbanks  Juneau                              Maryland (4th Circuit)
                                                 Baltimore, Hyattsville
                                                 Rockville, Upper Marlboro
                                                 Salisbury
Arizona (9th Circuit)
 Phoenix,  Flagstaff                            Massachusetts (1st Circuit)
 Tucson,   Yuma                                  Boston, Springfield
 Prescott, Tempe                                 Worcester

Arkansas (8th Circuit)                          Michigan (6th Circuit)
 El Dorado,   Pine Bluff                         Bay City,     Ann Harbor
 Little Rock, Fayetteville                       Detroit,      Port Huron
 Jonesboro,   Fort Smith                         Grand Rapids, Flint
 Hot Springs, Harrison                           Kalamazoo,    Lansing
 Texarkana                                       Marquette

California (9th Circuit)
 Fresno,         Santa Barbara                  Minnesota (8th Circuit)
 Los Angeles,    San Pedro                       Minneapolis, Bemidji
 Modesto,        Lancaster                       St. Paul,    Duluth
 Oakland,        Barstow                         Fergus Falls
 Sacramento,     Arroyo Grande
 San Bernardino, Yucca Valley                   Mississippi (5th Circuit)
 San Francisco,  Mount Shasta                    Aberdeen, Oxford
 San Jose,       South Lake Tahoe                Biloxi,   Greenville
 Santa Ana,      Bishop                          Jackson,  Hattiesburg
 Santa Rosa,     Susanville                      Gulfport
 Redding,        Yosemite N. Park
 Oakland,        Eureka,  Pasadena
 Pacific Grove,  San Diego
 El Centro,      Woodland Hills

Colorado (10th Circuit)                         Missouri (8th Circuit)
 Denver, Durango                                 Kansas City,    Jackson
 Monte Vista, Grand Junction                     St. Louis,      St Joseph
 Estes Park,  Colorado Sprs                      Cape Girardeau, Springfield
                                                 Jefferson City, Joplin


                                                                     Page J3 - 1

SECTION J, ATTACHMENT 3                                            USCA-95-C-004
POSSIBLE/PLANNED INSTALLATIONS

Connecticut (2nd Circuit)
 Bridgeport, New Haven
 Hartford,   Waterbury,
             New Britian

Delaware (3rd Circuit)
 Wilmington
                                                Montana (9th Circuit)
District of Columbia                             Butte,     Great Falls
                                                 Helena,    Billings
Florida (11th Circuit)                           Missoula,  Wolf Point
 Jacksonville,      Ft. Myers
 Miami,             Pensacola
 Orlando,           Panama City                 Nebraska (8th Circuit)
 Tallahassee,       Ft. Lauderdale               Lincoln
 Tampa,             St Petersburg                Omaha
 West Palm Beach,   Temple Terrace
 Lake Worth         Gainsville                  Nevada (9th Circuit)
 Key West           Key Biscayne                 Las Vegas
 Fort Pierce                                     Reno

Georgia (11th Circuit)                          New Hampshire (1st Circuit)
 Atlanta,       Brunswick                         Concord
 Augusta,       Valdosta                          Manchester
 Columbus
 Macon                                          New Jersey (3rd Circuit)
 Savannah                                        Camden
 Albany                                          Newark
 Rome                                            Trenton
 Gainesville                                     Oakhurst
 Newnan                                          Atlantic City

Guam
 Agana                                          New Mexico (10th Circuit)
                                                 Albuquerque,   Clovis
Hawaii (9th Circuit)                             Las Cruces,    Gallup
 Honolulu,           Kailua                      Santa Fe,      Farmington
 Kailua-Kona,        Kula (Maui)                 Alamogordo,    Roswell
 Johnstone Island, APO AP
                                               New York (2nd Circuit)
                                                Albany,         Patchogue
Idaho                                           Brooklyn,       Binghampton
 Boise                                          Buffalo,        Syracuse
 Moscow                                         New York City,  Watertown
 Pocatello                                      Poughkeepsie,   Rouses Point
                                                Rochester,      Bedford


                                                                     Page J3 - 2

SECTION J, ATTACHMENT 3                                            USCA-95-C-004

POSSIBLE/PLANNED INSTALLATIONS
                                                  New York (2nd Circuit) (Cont.)
Illinois (7th Circuit)                             Utica,        Douglaston
 Chicago,        Moline                            Westbury,     Middletown
 Danville,       Evanston                          White Plains, White Plains
 East St. Louis, Elgin                             Hauppauge,
 Peoria,         Benton                            Uniondale
 Rockford,       Rock Island
 Springfield

                                                  North Carolina (4th Circuit)
                                                   Charlotte,       Wilmington
Indiana (7th Circuit)                              Greensboro,      Greenville
 Fort Wayne,   Evansville                          Wilson,          New Bern
 Gary,         New Albany                          Raleigh,         Fayetteville
 Indianapolis, Terre Haute                         Elizabeth City,  Durham
 South Bend,   Hammond                             Winston-Salem,   Asherville
 Lafayette                                         Rutherfordton,   Morganton
                                                   Statesville

                                                  North Dakota (8th Circuit)
                                                   Fargo,   Minot,  Grand Forks
Iowa (8th Circuit)                                 Bismark, Mandan
 Cedar Rapids,  Jefferson
 Des Moines,    Council Bluffs                    Ohio (6th Circuit)
 Sioux City,    Burlington                         Akron,      Portsmouth
                                                   Canton,     Youngstown
                                                   Cincinnati, Medina
                                                   Cleveland
Kansas (10th Circuit)                              Columbus
 Kansas City, Leavenworth                          Dayton
 Topeka,      Wichita                              Toledo
 Lawrence,    Olathe

Kentucky (6th Circuit)                            Oklahoma (10th Circuit)
 Lexington,  Paducah                               Oklahoma City,  Muskogee
 Louisville, Bowling Green                         Okmulgee, Enid, McAlester
 Covington,  Owensboro                             Tulsa, Lawton,  Norman
 Ashland,    Pikeville
 Frankfort,  Danville                             Oregon (9th Circuit)
 London                                            Eugene,   Bend,  Medford
 Williamsburg                                      Portland, Pendleton

                                                  South Carolina (4th Circuit)
Pennsylvania (3rd Circuit)                         Columbia,   Greenville
 Erie,         Allentown                           Florence,   Aiken
 Harrisburg,   Scranton                            Charleston, Spartanburg
 Philadelphia, Williamsport                       Anderson,    Orangeburg
 Pittsburgh,   Stroudsburg


                                                                       Page J3-3

SECTION J, ATTACHMENT 3                                            USCA-95-C-004
POSSIBLE/PLANNED INSTALLATIONS

Pennsylvania (3rd Circuit)(Cont.)
 Reading,      Erie                               South Dakota (8th Circuit)
 Wilkes-Barre, Johnstown                           Pierre,      Rapid City
 Potsville                                         Sioux Falls, Aberdeen

Puerto Rico (1st Circuit)                         Tennessee (6th Circuit)
 Hato Rey,  San Juan                               Memphis,    Jackson
                                                   Nashville,  Knoxville
Rhode Island (1st Circuit)                         Greenville, Chattanooga
 Providence                                        Cookeville

Texas (5th Circuit)                               Virginia (4th Circuit)
 Austin,         McAllen                           Alexandria,   Charlottesville
 Beaumont,       Galveston                         Harrisonburg, Abington
 Corpus Christi, Victoria                          Lynchburg,    Big Store Gap
 Dallas,         El Paso                           Norfolk,
 Fort Worth,     Waco                              Richmond
 Houston,        Midland                           Roanoke
 Lubbock,        Del Rio                           Newport News
 San Antonio,    Alpine                            Danville
 Tyler,          Pecos
 Marshall,       San Angelo                       Washington (9th Circuit)
 Sherman,        Abilene                           Seattle,    Tacoma
 Texarkana,      Wichita Falls                     Spokane,    Port Angeles
 Amarillo,       Laredo                            Yakima,     Vancover
 Brownsville,    Temple                            Bellingham

                                                  West Virginia (4th Circuit)
                                                   Charleston,  Elkins
                                                   Wheeling,    Clarksburg
                                                   Morgantown,  Huntington
                                                   Beckley,     Bluefield
                                                   Lewisburg,   Parkersburg

                                                  Wisconsin (7th Circuit)
Utah (10th Circuit)                                Eau Claire,  Green Bay
 Salt Lake City, Monticello                        Madison,     Chippewa Falls
 Orem,           Vernal                            Milwaukee
 Cedar City

Vermont (2nd Circuit)
 Rutland,     N. Bennington                       Wyoming (10th Circuit)
 Burlington,  Rutland                              Cheyenne, Yellowstone N. Park
 Brattleboro                                       Lander,   Green River
                                                   Sheridan, Jackson
                                                   Casper


                                                                     Page J3 - 4

SECTION J, ATTACHMENT 3                                            USCA-95-C-004
POSSIBLE/PLANNED INSTALLATIONS

Administrative Office of the U.S. Courts, Washington, DC

Federal Judicial Center, Washington, DC

Northern Mariana Islands                          Virgin Islands
 Siapan                                            St. Thomas,  St. Croix


                                                                 Page     J3 - 5

SECTION J, ATTACHMENT 4                                            USCA-95-C-004
JUDICIARY'S INSTALLED BASE OF OA HARDWARE AND SOFTWARE

OA Hardware:

      The Judiciary has purchased over 28,000 microcomputers from a variety of local vendors (selected by individual courts) and from a non-mandatory national contract. The vast majority of installed microprocessors have been based on the Intel chip set. A partial list includes AST, Compaq, CompuAdd, Dell, Everex, Gateway, Zeos. A sample of hardware presently installed in the judiciary is represented below:

          CPU:    286/12 - 16Mhz  (640K - 1MB RAM)
                  386/16 - 33Mhz  (2MB  - 4MB RAM)
                  486/25 - 33Mhz  (4MB  - 8MB RAM)
                  PENTIUM

          MONITOR: MONOCHROME AND COLOR VGA

          LASER PRINTER:      HEWLETT-PACKARD LASERJET
                              HEWLETT-PACKARD II
                              HEWLETT-PACKARD III
                              HEWLETT-PACKARD III D
                              HEWLETT-PACKARD III SI
                              HEWLETT-PACKARD III P
                              HEWLETT-PACKARD IV
                              HEWLETT-PACKARD IV D
                              HEWLETT-PACKARD IV SI
                              HEWLETT-PACKARD IV P
                              HEWLETT-PACKARD IV L
                              PANASONIC KX-4450i

          HARD DISK DRIVES:   IDE drives ranging from 45mb to 360+MB SCSI drives
                              ranging from 300MB to 3GB

          FLOPPY DRIVES:      3.51" (1.44MB), 5.25" (1.2MB) and COMBO
                              High-Density Drives


                                                                     Page J4 - 1

SECTION J, ATTACHMENT 4                                            USCA-95-C-004
JUDICIARY'S INSTALLED BASE OF OA HARDWARE AND SOFTWARE

OA Software:

      The following is a partial list of software products currently used in the judiciary:

                              MICROSOFT PRODUCT FAMILY, INCLUDING
                                MS-DOS AND MS-WINDOWS
                              WORDPERFECT PRODUCT FAMILY
                              VP PLANNER
                              EXCEL
                              POWERPOINT
                              LAN WORKPLACE FOR DOS
                              LOTUS
                              BORLAND
                              REFLEX 1 & 11
                              BACKUP PRO
                              FOXBASE
                              QUATTRO PRO
                              CENTRAL POINT PC TOOLS
                              dBASE III/III+/IV
                              PARADOX
                              MS-VISUAL/BASIC


                                                                     Page J4 - 2

SECTION J - ATTACHMENT 5                                           USCA-95-C-004
DESCRIPTION OF JUDICIARY'S DATA COMMUNICATIONS NETWORK (DCN)

      The Federal Judiciary's Data Communications Network (DCN) (USCA 19001) provides local and wide area connectivity for major areas of the judiciary including judges' chambers, clerks' offices, and other court organizations. The DCN provides sufficient connectivity and bandwidth to enable transfer of information between organizations; provide access to existing and future courts' host data processing applications on a variety of systems; provide access to legal data base services; and provide a common electronic mail service.

      The DCN consists of the following tiers:

      1. The Local Area Network (LAN) is a collection of workstations and printers connected to a concentrator and to other network addresses through a common file and print server. The LAN includes the NetWare operating system running on IBM PS/2 Model 95 File Servers, interconnected with existing DOS-based workstations via SynOptics LAN concentrators (using the IEEE 802.3i LAN protocol, also known as 10Base-T).

      2. At many locations, the LANs and other computing resources are locally interconnected in Building LANs (BLANs). The BLAN connects LANs, existing U.S. Courts' host computers, terminals and printers, and subnetworks at one site. The BLAN includes tiered SynOptics concentrators which use the IEEE 802.3i LAN protocol.

      The individual LANs and BLANs are established via SynOptics Communications, Inc. 10Base-T concentrators, which are connected via unshielded twisted pair cabling (for distances up to 360 feet) or fiber optic cabling (for distances over 360 feet). These connections provide an IEEE 802.3i LAN supporting TCP/IP and IPX/SPX in a Hierarchical Star topology. Direct attachment of a LAN to a BLAN is provided via unshielded twisted pair or fiber optic connection to either a bridge or router module card in the BLAN concentrator. Workstations and printers are connected to the LAN using 3Com Etherlink3 network interface cards, or compatible cards.

      Direct connectivity to the BLAN from government-furnished standalone workstations, ADP hosts, and other equipment supporting an IEEE 802.3i interface is provided via an Unshielded Twisted Pair (UTP) connection to a Model 28XX Series 10Base-T Concentrator, then via either UTP or fiber optic cabling directly to the BLAN backbone (Model 3000) concentrator.


                                                                     Page J5 - 1

SECTION J - ATTACHMENT 5                                           USCA-95-C-004
DESCRIPTION OF JUDICIARY'S DATA COMMUNICATIONS NETWORK (DCN)

      The BLANs connect to the FTS 2000-based WAN through Customer Premise Equipment (CPE) consisting of X.25 gateways, and switched dedicated digital and analog equipment.

      The DCN provides electronic mail (e-mail) services via cc:Mail running on a NetWare server. The mail gateway consists of a 80386SX processor card and a 3Com IEEE 802.3i Ethernet LAN adapter card that resides on a ChatterBox/NRS. DCN users located at sites that are served by standalone or portable workstations have dial-in access to e-mail through the use of pcANYWHERE. A remote version of the product is required at the user's workstation, and a host version resides on the Chatterbox/NRS at a mail gateway location. Hayes Ultra 96 modems provide the linkage between the user and gateway site.

      The communications standards for the DCN are listed below:

      - IEEE 802.3i in an Ethernet-II MAC layer frame to support LAN and BLAN communications between UNIX-based platforms.

      - TCP/IP supporting Telnet, File Transfer Protocol (FTP), and Simple Mail Transfer Protocol (SMTP).

      - IPX/SPX, Novell's proprietary protocol, supported on an IEEE 802.2/802.3 standard.

      -     SNMP for Network Management status reporting.

      - CCITT X.25 for both direct and backup connections and remote database access (to computer-assisted legal research databases).

      In addition to the DCN 10Base-T environment, the judiciary has a requirement for thinnet connectivity.


                                                                     Page J5 - 2

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

                               Table of Contents

                                                                          Page

K.1.     52.203-2 CERTIFICATE OF INDEPENDENT PRICE
               DETERMINATION.  (APR 1985) ..............................  K - 2

K.2.     52.203-4 CONTINGENT FEE REPRESENTATION AND
               AGREEMENT.  (APR 1984) ..................................  K - 3

K.3.     52.203-8 REQUIREMENT FOR CERTIFICATE OF
               PROCUREMENT INTEGRITY.  (NOV 1990) ......................  K - 4

K.4.     52.203-11 CERTIFICATION AND DISCLOSURE REGARDING
               PAYMENTS TO INFLUENCE CERTAIN FEDERAL
               TRANSACTIONS.  (APR 1991) ...............................  K - 6

K.5.     52.204-3 TAXPAYER IDENTIFICATION.  (SEP 1992) .................  K - 7

K.6.     52.209-5 CERTIFICATION REGARDING DEBARMENT,
               SUSPENSION, PROPOSED DEBARMENT, AND OTHER
               RESPONSIBILITY MATTERS.  (MAY 1989) .....................  K - 9

K.7.     52.215-6 TYPE OF BUSINESS ORGANIZATION.
               (JUL 1987) ..............................................  K - 11

K.8.     52.215-11 AUTHORIZED NEGOTIATORS.  (APR 1984) .................  K - 11

K.9.     52.215-20 PLACE OF PERFORMANCE.  (APR 1984) ...................  K - 11

K.10.    52.219-1 SMALL BUSINESS CONCERN REPRESENTATION
               (FEB 1990) ..............................................  K - 12

K.11.    52.222-19 WALSH-HEALEY PUBLIC CONTRACTS ACT
               REPRESENTATION.  (APR 1984) .............................  K - 13

K.12.    52.219-22 SIC CODE AND SMALL BUSINESS SIZE STANDARD
               (JAN 1991) ..............................................  K - 13

K.13.    52.222-21 CERTIFICATION OF NONSEGREGATED
               FACILITIES (APR 1984) ...................................  K - 13

K.14.    52.223-1 CLEAN AIR AND WATER CERTIFICATION.
               (APR 1984) ..............................................  K - 14

K.15.    52.223-5 CERTIFICATION REGARDING A DRUG-FREE
               WORKPLACE.  (JUL 1990) ..................................  K - 15

K.16.    52.225-1 BUY AMERICAN CERTIFICATE.  (DEC 1989) ................  K - 17


Amendment 1, October 12, 1994                                         Page K - 1

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

K.1.  52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION.
               (APR 1985)

      (a) The offeror certifies that -

            (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

            (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

            (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

      (b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

            (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

            (2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above

                           Thomas P. Dunn, President
--------------------------------------------------------------------------------
(insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization);

            (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any


                                                                      Page K - 2

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      action contrary to subparagraphs (a)(1) through (a)(3) above; and

            (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

      (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

K.2.  52.2O3-4 CONTINGENT FEE REPRESENTATION AND AGREEMENT. (APR 1984)

      (a) Representation. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror -

      (Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term bona fide employee, see subpart 3.4 of the Federal Acquisition Regulation.)

            (1) ____ has, X has not employed or retained any person or company to solicit or obtain this contract; and

            (2) ____ has, X has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

      (b) Agreement. The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer -

            (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

            (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.


                                                                      Page K - 3

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

K.3.  52.203-8 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
               INTEGRITY. (NOV 1990)

      (a) Definitions. The definitions at FAR 3.104-4 are hereby incorporated in this provision.

      (b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

      CERTIFICATE OF PROCUREMENT INTEGRITY

            (1) I, Thomas P. Dunn (Name of certifier), am the officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b),
      (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement USCA-94R-004 (solicitation number).

            (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Dunn Computer Corporation (Name of Offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27 (a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

            (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXIST)
               None.
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________


                                                                      Page K - 4

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

            (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

            [Signature of the officer or employee responsible for the offer and date]

                    /s/ Thomas P. Dunn             11/21/94
             -------------------------------------------------------------------
            [Typed name of the officer or employee responsible for the offer)

                                 Thomas P. Dunn
             -------------------------------------------------------------------

            * Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

      THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

            (End of certification)

      (c) (1) For procurements using sealed bidding procedures, the signed certifications shall be submitted by each bidder with the bid submission except for procurements using two-step sealed bidding procedure (see Subpart 14.5). For those procurements, the certifications shall be submitted with submission of the step two sealed bids. A certificate is not required for indefinite delivery contracts (see Subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

            (2) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100,000.

            (3) Failure of a bidder to submit the signed certificate with its bid shall render the bid nonresponsive.

      (d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of


                                                                      Page K - 5

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

the Government. Failure of an Offeror to submit the additional certifications shall cause its offer to be rejected.

      (e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of the Government, such as disqualification of the Offeror.

      (f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

      (g) Certifications under paragraphs (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.

K.4.  52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE
               CERTAIN FEDERAL TRANSACTIONS. (APR 1991)

      (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph
(b) of this certification.

      (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989--

            (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to


                                                                      Page K - 6

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

            (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

            (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

      (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

K.5. 52.204-3 TAXPAYER IDENTIFICATION. (SEP 1992)

      (a) Definitions.

      "Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

      "Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship


                                                                      Page K - 7

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      or partnership), or a corporation providing medical and health care services.

      "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

      (b) All offerors are required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

      (c) Taxpayer Identification Number (TIN).

            |X|   TIN: 54-1424-654

            |_|   TIN has been applied for.

            |_|   TIN is not required because:

            |_| Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

            |_| Offeror is an agency or instrumentality of a foreign government;

            |_| Offeror is an agency or instrumentality of a Federal, state or local government;

            |_| Other. State basis. ________________________

      (d) Corporate Status.

            |_| Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;


                                                                      Page K - 8

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

            |X| Other corporate entity;

            |_| Not a corporate entity;

            |_| Sole proprietorship

            |_| Partnership

            |_| Hospital or extended care facility described in 26 CFR 501(c)
            (3) that is exempt from taxation under 26 CFR 501(a).

      (e) Common Parent.

            |X| Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

            |_| Name and TIN of common parent:

            Name ______________________________

            TIN ____________________________

K.6.  52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
               DEBARMENT, AND OTHER RESPONSIBILITY MATTERS. (MAY 1989)

      (a) (1) The Offeror certifies, to the best of its knowledge and belief, that -

            (i) The Offeror and/or any of its Principals -

                  (A) Are ___ are not X presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

                  (B) Have ___ have not X, within a 3-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery,


                                                                      Page K - 9

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004


                  falsification or destruction of records, making false statements, or receiving stolen property; and

                  (C) Are ___ are not X presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision
                  (a)(1)(i)(B) of this provision.

            (ii) The Offeror has ___ has not X , within a 3-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

            (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

            This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

      (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

      (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

      (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is


                                                                     Page K - 10

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

      (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

K.7.  52.215-6 TYPE OF BUSINESS ORGANIZATION. (JUL 1987)

      The offeror or quoter, by checking the applicable box, represents that -

            (a) It operates as X a corporation incorporated under the laws of the State of Virginia, __ an individual, __ a partnership, __ a nonprofit organization, or __ a joint venture; or

            (b) If the offeror or quoter is a foreign entity, it operates as ___ an individual, ___ a partnership, a nonprofit organization, ___ a joint venture, or ___ a corporation, registered for business in ___________________ (country).

K.8.  52.215-11 AUTHORIZED NEGOTIATORS. (APR 1984)

      The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

     Thomas P. Dunn, President, Claudia Ottenstein, Vice President
     ---------------------------------------------------------------------------
     John Vazzana, Vice President - all at (703) 450-0400
     ---------------------------------------------------------------------------
      (list names, titles, and telephone numbers of the authorized negotiators)

K.9.  52.215-20 PLACE OF PERFORMANCE. (APR 1984)

      (a) The offeror or quoter, in the performance of any contract resulting from this solicitation, x intends, ___ does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.


                                                                     Page K - 11

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      (b) If the offeror or quoter checks intends in paragraph (a) above, it shall insert in the spaces provided below the required information:

      Place of Performance                             Name and address of
      Owner (Street Address, City,                     and Operator of the
      Plant or County, State, Zip Code)                Facility if Other than
                                                       Offeror or Quoter

      IBM Corporation                                  IBM Corporation
      1001 WT Harris Blvd. W.                          1001 WT Harris Blvd. W.
      Mecklenburg County                               Mecklenburg County
      Charlotte, NC 28262                              Charlotte, NC 28262

K.10. 52.219-1 SMALL BUSINESS CONCERN REPRESENTATION. (FEB 1990)

      (a) Representation. The offeror represents and certifies as part of its offer that it [X] is, [_] is not a small business concern and that [_] all, [X] not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

      (b) Definition. "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

      (c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in paragraph (A) of this clause in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d),. 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall (1) be punished by imposition of a fine, imprisonment, or both; (2) be subject to administrative remedies; and (3) be ineligible for participation in programs conducted under the authority of the Act.


Amendment 1, October 12, 1994                                        Page K - 12

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

K.11. 52.222-19 WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION. (APR 1984)

      The offeror represents as a part of this offer that the offeror is ___ or is not ___ a regular dealer in, or is ____ or is not ___ a manufacturer of, the supplies offered.

K.12. 52.219-22 SIC CODE AND SMALL BUSINESS SIZE STANDARD. (JAN 1991)

      (a) The standard industrial classification (SIC) code for this acquisition is 3571 for the computer equipment processors and 3577 for the peripherals.

      (b) 1. The small business size standard is 1,000 employees.

            2. The small business size standard for a concern which submits an offer in its own name, other that on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 1,000 employees.

K.13. 52.222-21 CERTIFICATION OF NONSEGREGATED FACILITIES (APR 1984)

      (a) "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

      (b) By the submission of this office, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not have and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.


Amendment 1, October 12, 1994                                        Page K - 13

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will -

            (1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;
            (2) Retain the certifications in the files; and
            (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

      NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES.

      A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract of for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

      NOTE: The Penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

                               (End of Provision)

K.14. 52.223-1 CLEAN AIR AND WATER CERTIFICATION. (APR 1984)

      The Offeror certifies that -

      (a) Any facility to be used in the performance of this proposed contract is ___ , is not X listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

      (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and


Amendment 1, October 12, 1994                                        Page K - 14

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      (c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

K.15. 52.223-5 CERTIFICATION REGARDING A DRUG-FREE WORKPLACE. (JUL 1990)

      (a) Definitions. As used in this provision,

      "Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11-1308.15.

      "Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

      "Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

      "Drug-free workplace" means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

      "Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract. Directly engaged is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance.

      "Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

      (b) By submission of its offer, the offeror, if other than an individual, who is making an offer that equals or exceeds $25,000, certifies and agrees, that with respect to all employees of the offeror to be employed under a contract resulting from this solicitation, it will - no later than 30 calendar days after contract award (unless a longer period is agreed to in writing), for contracts of 30 calendar days or more performance duration;


Amendment 1, October 12, 1994                                        Page K - 15

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

or as soon as possible for contracts of less than 30 calendar days performance duration, but in any case, by a date prior to when performance is expected to be completed -

      (1) Publish a statement notifying such employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

      (2) Establish an ongoing drug-free awareness program to inform such employees about -

            (i) The dangers of drug abuse in the workplace;

            (ii) The Contractor's policy of maintaining a drug-free workplace;

            (iii) Any available drug counseling, rehabilitation, and employee assistance programs; and

            (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

      (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(1) of this provision;

      (4) Notify such employees in writing in the statement required by subparagraph (b)(l) of this provision that, as a condition of continued employment on the contract resulting from this solicitation, the employee will -

            (i) Abide by the terms of the statement; and

            (ii) Notify the employer in writing of the employee's conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 calendar days after such conviction;

      (5) Notify the Contracting Officer in writing within 10 calendar days after receiving notice under subdivision (b)(4)(ii) of this provision, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee; and


Amendment 1, October 12, 1994                                        Page K - 16

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

      (6) Within 30 calendar days after receiving notice under subdivision
      (b)(4)(ii) of this provision of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

            (i) Take appropriate personnel action against such employee, up to and including termination; or

            (ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

      (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) through (b)(6) of this provision.

      (c) By submission of its offer, the offeror, if an individual who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the contract resulting from this solicitation.

      (d) Failure of the offeror to provide the certification required by paragraph (b) or (C) of this provision, renders the offeror unqualified and ineligible for award. (See FAR 9.104-1(g) and 19.602-1(a)(2)(i).)

      (e) In addition to other remedies available to the Government, the certification in paragraphs (b) or (c) of this provision concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under title 18, United States Code, section 1001.

K.16. 52.225-1 BUY AMERICAN CERTIFICATE. (DEC 1989)

      The offeror certifies that each end product, except those listed below, is a domestic end product (as defined in the clause entitled Buy American Act - Supplies), and that components of unknown origin are considered to have been mined, produced, or manufactured outside the United States.


Amendment 1, October 12, 1994                                        Page K - 17

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS
OF OFFERORS OR QUOTERS                                             USCA-94-R-004

        Excluded End Products                            Country of Origin

          Desktop Chassis                                   Taiwan
          Tower Chassis                                     Taiwan
          3.5" Diskette Drive                               Malaysia
          5.25" Diskette Drive                              Malaysia

                              (List as necessary)

      Offerors may obtain from the contracting officer lists of articles, materials, and supplies excepted from the Buy American Act.

Contd.  Excluded End Products                            Country of Origin

          Serial Mouse                                      Malaysia
          CD-ROM Drive - int. & ext.                        Japan


Amendment 1, October 12, 1994                                        Page K - 18